[front cover]

APRIL 30, 1999

SEMIANNUAL REPORT

AMERICAN CENTURY

[graphic of stairs]

SELECT

HERITAGE

GROWTH

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century



[inside front cover]

--------------------------------------------------------------------------------
Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

MINIMIZE YOUR MUTUAL FUND TAX HIT

    American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

    * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

    * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

    * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.

[left margin]


SELECT
(TWCIX)

HERITAGE
(TWHIX)

GROWTH
(TWCGX)

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF THE FUNDS CLASSIFIED BY OBJECTIVE AND RISK.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III,  and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

The six-month period ended April 30, 1999, was marked by dramatic shifts in stock market sentiment. Much of the time, a few large, popular growth stocks continued to flourish, while smaller firms--unless they were Internet-related--were caught in the market's crosscurrents. The performance of small and midsize stocks came in bursts, one as the period began, and another as it ended. Against this backdrop, Growth and Select continued to distinguish themselves by generating better returns than both their peer groups and benchmarks. Heritage's results also improved, even though it had to contend with continuing investor pessimism about mid-cap stocks.

  In June, Select portfolio managers Jean Ledford and Richard Welsh resigned after accepting positions at another fund company. Chief Executive Officer James Stowers III and newly appointed portfolio manager Kenneth Crawford now focus on Select. Crawford has been with American Century for four years and was previously an analyst on the team assigned to American Century Growth Fund. He spent his first two-and-a-half years in the same capacity on Select. In addition, he has been a primary manager on two large-company funds that American Century manages for institutional investors. Stowers is responsible for the overall execution of the seven American Century domestic growth funds that follow our long-held approach of identifying companies experiencing accelerating growth. Thanks to our team management approach, the company has depth, with experienced managers and analysts able to step into new assignments in cases like this.

  On the corporate front, we recently consolidated all our funds under the American Century name. We have also reclassified our entire family of 71 funds, based on investment goals and risk levels, so that you can more easily choose the funds that are right for you. You'll find the complete fund listing on the inside back cover of this report.

  Finally, we redesigned and enhanced our Web site, www.americancentury.com. Here you'll find daily fund information, including performance and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

  As always, we appreciate your continued confidence in American Century.



Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          Vice Chairman of the Board
                                           and Chief Executive Officer

[right margin]

   Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SELECT
   Performance ............................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
   Financial Highlights ...................................................   32
HERITAGE
   Performance ............................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15
   Financial Highlights ...................................................   35
GROWTH
   Performance ............................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   22
   Financial Highlights ...................................................   38
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   24
   Statements of Operations ...............................................   25
   Statements of Changes
      in Net Assets .......................................................   26
   Notes to Financial
      Statements ..........................................................   27
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   41
   Background Information
      Investment Philosophy
         and Policies .....................................................   42
      Comparative Indices .................................................   42
      Portfolio Managers ..................................................   42
   Glossary ...............................................................   43


                                                    www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period was marked by dramatic shifts in market sentiment. Much of the time, the market was led by a small group of large, popular growth stocks, as investors, uncertain about the strength of the economy moving forward, sought firms with predictable earnings. Meanwhile, the performance of small stocks came in short bursts, one as the period began, another as it ended.

* The Federal Reserve's lowering of short-term interest rates last fall sparked rallies in both large and small stocks, but the move was short-lived for smaller stocks. In April, value stocks and those of large industrial companies shot up, as the Dow Jones Industrial Average gained more than 10% during the month, compared to a 3.79% increase in the S&P 500 Index. The Russell 2000, a small-cap index, was up almost 9% during April, as investors recognized the attractive valuations of small and midsized firms.

SELECT

* Select posted a healthy 27.01% return for the first half of its fiscal year. It outperformed its benchmark, the S&P 500 Index, which gained 22.31%, and many of its peers.

* Several factors that helped performance in the past continued to work in Select's favor. Investors maintained and perhaps even intensified their preference for the large-capitalization stocks that also make up the bulk of Select's portfolio. Select also benefited from the large positions maintained in a number of the top-performing companies.

* Four large industry groups performed particularly well during the six months--technology, financial services, pharmaceuticals and telecommunications--which together represented a substantial percentage of fund investments at April 30.

HERITAGE

* Heritage gained a healthy 22.28% during the first half of its fiscal year, beating its benchmark, the S&P MidCap 400 Index, which returned 18.86%.

*    Telecommunications   companies  and  biotechnology   companies  contributed
     significantly to returns.

* Several holdings within the pharmaceutical sector were disappointing, as was Heritage's stake in a company that provides consulting services to energy and utility companies.

*    The  management  team  increased  the  fund's  stake in  telecommunications
     companies,  which  now  represent  11%  of  investments.   Management  also
     increased holdings in the energy and global cable TV industries.

GROWTH

* Growth posted a strong 24.79% return for the six months ended April 30, nearly matching the 24.93% gain posted by its benchmark, the Russell 1000 Growth Index.

*    Growth's   performance  was  helped  by  the  concentrated  nature  of  its portfolio. Growth's 10 largest positions accounted for approximately 35% of investments.

* The fund's stake in media, telecommunications, healthcare and technology companies contributed significantly to performance. Tobacco companies and holdings in the food and beverage industry dampened returns.

[left margin]

                                   SELECT(1)
                                    (TWCIX)
       TOTAL RETURNS:                                      AS OF 4/30/99
          6 Months                                            27.01%(2)
          1 Year                                              28.41%
       INCEPTION DATE:                                        6/30/71(3)
       NET ASSETS:                                         $7.2 billion(4)

                                  HERITAGE(1)
                                    (TWHIX)
       TOTAL RETURNS:                                      AS OF 4/30/99
          6 Months                                            22.28%(2)
          1 Year                                             -6.05%
       INCEPTION DATE:                                        11/10/87
       NET ASSETS:                                         $964.8 million(4)

                                   GROWTH(1)
                                    (TWCGX)
       TOTAL RETURNS:                                      AS OF 4/30/99
          6 Months                                            24.79%(2)
          1 Year                                              24.48%
       INCEPTION DATE:                                        6/30/71(3)
       NET ASSETS:                                         $7.7 billion(4)

(1)       Investor Class.
(2)       Not annualized.
(3) Although the original inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment practices.
(4)       Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 43-44.


2   1-800-345-2021


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]
 James E. Stowers III, Chief Executive Officer of American Century

MARKET PERFORMANCE WAS BROADER

     The chart in the lower right corner of this page, Market Performance, will show you at a glance how stocks behaved over the six-month period ended April 30, 1999. The returns of all three stock categories--small, midsize, and large--were squarely in double digits. That in itself is impressive. Over the past several years it has been far more typical for the stocks of midsize and small companies to lag, often by substantial margins, those of larger companies, and especially those of the very largest multinational companies.

THE FEDERAL RESERVE STEPS IN

     As you may recall, in September 1998, the financial markets were less tranquil. Many were in crisis until the Federal Reserve Board (the U.S. central bank) stepped in and stabilized the situation by lowering short-term interest rates. The strategy worked and smaller stocks rallied. Large stocks moved higher too, led by technology and Internet-related companies, but smaller stocks appeared to fall back into familiar patterns--greater volatility and lower returns. In early spring, however, this changed noticeably.

THE S&P 500 SLOWS

     In April, value stocks and the stocks of large manufacturers such as Dow Chemical and Caterpillar shot up. The Dow Jones Industrial Average jumped 10.25% in April, trouncing the S&P 500's 3.79% gain. The S&P 400, the midsize stock benchmark, also came out slightly ahead, up 7.88% for the month, while the Russell 2000, a small-cap index, rose 8.96%. The S&P 500/BARRA Value Index, a popular measure of value stocks, leapt 8.62%, posting one of its best performances in years.

     Several  factors  contributed  to the change in market  dynamics.  For one,
market  leadership  had  remained   unusually   narrow,   with  size  the  chief
differential in performance.

     Second, big growth companies became increasingly expensive, and the fear grew that any reversion to normal performance could be costly. The Federal Reserve's rate reductions also energized stocks. A perception also arose, as the economy continued to grow, that perhaps the economic cycle wasn't ending but instead was beginning anew, kicking off another growth cycle. Given that forecast, economically sensitive industrial companies were the likely beneficiaries.

     It's too early to tell whether this scenario will prove true, but the perception sparked an unusually robust short-term reaction.

GOOD BUSINESSES, GOOD STOCKS

     At American Century, we try hard not to overreact to short-term market developments. Our focus is on helping shareholders build their capital over time. We do that by owning the best businesses available, particularly those with accelerating rates of earnings growth, no matter which sector of the economy they represent.

[right margin]

"AT AMERICAN CENTURY, WE TRY HARD NOT TO OVERREACT TO SHORT-TERM MARKET DEVELOPMENTS. OUR FOCUS IS ON HELPING SHAREHOLDERS BUILD THEIR CAPITAL OVER TIME."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1999

S&P 500                            22.31%
S&P MIDCAP 400                     18.86%
RUSSELL 2000                       15.16%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks.


[mountain chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1999

Date        S&P 500           S&P MidCap 400       Russell 2000

10/31/98     $1.00                $1.00                $1.00
11/30/98     $1.06                $1.05                $1.05
12/31/98     $1.12                $1.18                $1.12
1/31/99      $1.17                $1.13                $1.13
2/28/99      $1.13                $1.07                $1.04
3/31/99      $1.18                $1.10                $1.06
4/30/99      $1.22                $1.19                $1.15

Value on 4/30/99
S&P 500           $1.22
S&P MidCap 400    $1.19
Russell 2000      $1.15


                                                    www.americancentury.com   3


Select--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                       INVESTOR CLASS            ADVISOR CLASS          INSTITUTIONAL CLASS
                     (INCEPTION 6/30/71)(1)    (INCEPTION 8/8/97)       (INCEPTION 3/13/97)
                     SELECT    S&P 500         SELECT    S&P 500         SELECT    S&P 500

6 MONTHS(2)          27.01%     22.31%         26.83%    22.31%          27.16%    22.31%
1 YEAR               28.41%     21.80%         28.07%    21.80%          28.69%    21.80%
============================================================================================
AVERAGE ANNUAL RETURNS
============================================================================================
3 YEARS              29.46%     29.04%           --        --              --        --
5 YEARS              22.74%     26.82%           --        --              --        --
10 YEARS             16.44%     18.77%           --        --              --        --
LIFE OF FUND         17.88%     13.85%         27.25%    24.89%          33.92%    30.07%

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

See pages 41-44 for information about share classes, the S&P 500 Index, and returns.


[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made 4/30/89

Date            Select Value         S&P 500 Value
4/30/89            $10,000              $10,000
4/30/90            $11,592              $11,044
4/30/91            $13,459              $12,983
4/30/92            $14,883              $14,807
4/30/93            $15,838              $16,173
4/30/94            $16,458              $17,035
4/30/95            $17,632              $20,002
4/30/96            $21,139              $26,029
4/30/97            $25,481              $32,562
4/30/98            $35,721              $45,916
4/30/99            $45,863              $55,922

Value on 4/30/99
S&P 500     $55,922
Select      $45,863

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

Date.              Select             S&P 500
4/30/90            15.92%              10.44%
4/30/91            16.11%              17.56%
4/30/92            10.58%              14.05%
4/30/93             6.41%               9.22%
4/30/94             3.92%               5.33%
4/30/95             7.13%              17.42%
4/30/96            19.89%              30.13%
4/30/97            20.54%              25.10%
4/30/98            40.19%              41.01%
4/30/99            28.41%              21.80%


4   1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------

[photo of Jean Ledford and Richard Welsh]

Jean Ledford and Richard Welsh, portfolio managers on the Select investment team

     An interview with Jean Ledford and Richard Welsh, portfolio managers on the Select investment team.

HOW DID SELECT PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 1999?*

     Select posted a healthy 27.01% return for the first half of its fiscal year. It outperformed its benchmark, the S&P 500 Index, which gained 22.31%, and also dramatically outpaced many of its peers. For the six months, the Lipper Growth and Income Fund Index returned 17.85%.

     Select's longer-term performance has also been impressive.(+) For the year, it ranked 15th out of 815 growth and income funds tracked by Lipper and 16th out of 501 growth and income funds for the three-year period.

WHAT FACTORS CONTRIBUTED TO SELECT'S STRONG PERFORMANCE?

     Several things that have helped performance in the past continued to work in our favor. Importantly, investors maintained--and perhaps even intensified--their preference for the large-capitalization stocks that also make up the bulk of Select's portfolio. In addition to being the market's darlings for an extended run, these stocks benefited from a "flight to quality" in late 1998 amid ongoing concern about economic instability abroad. Select also benefited from its large positions in a number of the top-performing companies.

WHICH INDUSTRIES OR COMPANIES CONTRIBUTED THE MOST TO PERFORMANCE?

     Four large industry groups performed particularly well --technology, financial services, pharmaceuticals, and telecommunications--and Select held a significant stake in each.

     Select's largest industry stake throughout the period was pharmaceuticals. Big, household-name drug companies, such as Pfizer, Bristol-Myers Squibb, Merck, and Eli Lilly, sported some of the highest growth rates in the large-cap universe. In nearly every case, the company's profits were driven by robust sales of newer or extremely popular products, such as Merck's Celebrex for treating arthritis, and Pfizer's much-touted Viagra for treating impotence.

     Continued robust growth in the Internet boosted earnings for Select's technology-related holdings. America Online, the nation's leading Internet provider, gained a stunning 344% during the period, making it the fund's top contributor. Other technology holdings that posted strong gains


*All fund returns referenced in this interview are for Investor Class shares.

(+)For the 5-year period ending 4/30/99, Select ranked 92 out of 319 growth and income funds ranked by Lipper. Select ranked 41 out of 148 growth and income funds ranked by Lipper for the 10-year period ended 4/30/99.

[right margin]

"FOUR LARGE INDUSTRY GROUPS PERFORMED PARTICULARLY WELL -- TECHNOLOGY, FINANCIAL SERVICES, PHARMACEUTICALS, AND TELECOMMUNICATIONS. . ."

PORTFOLIO AT A GLANCE
                                    4/30/99             10/31/98
NO. OF COMPANIES                      100                  96
MEDIAN P/E RATIO                     33.9                 32.0
MEDIAN MARKET                       $42.5                $31.6
   CAPITALIZATION                  BILLION              BILLION
PORTFOLIO TURNOVER                  86%(1)              165%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                 1.00%(3)              1.00%

(1)       Six months ended 4/30/99.
(2)       Year ended 10/31/98.
(3)       Annualized.


Investment terms are defined in the Glossary on pages 43-44.


                                                    www.americancentury.com   5


Select--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

included Cisco Systems, which makes Internet routers and related equipment, software and services giant Microsoft, and Dell Computers and Sun Microsystems, industry-leading computer systems manufacturers. Intel and Texas Instruments, which make semiconductors and other computer-related gear, also benefited from the technology boom and added to performance.

     Telecommunications companies, the major carriers of electronic commerce, also demonstrated robust growth, thanks to rapidly increasing Internet traffic. AT&T, Sprint, and MCI WorldCom, which together accounted for nearly 5% of investments at April 30, were among Select's top performers. Not only have these companies continued to post strong gains, but their earnings tend to remain consistent in periods of economic uncertainty, making them especially attractive in the recent period.

     We saw excellent growth in the financial services arena as well. Although this sector stumbled somewhat in late 1998 due to ongoing anxiety about the economic turmoil in Asia and Latin America, we took advantage of weaker prices and significantly increased Select's holdings, nearly doubling our stake. We focused primarily on big-name money center banks, such as Citigroup, Chase Manhattan, and Bank of America, and also on several smaller regional banks, all of which were benefiting from strong consumer spending. This move proved prudent, as these holdings quickly climbed to the top of Select's list of best performers.

WHICH INDUSTRIES OR COMPANIES  DAMPENED PERFORMANCE?

     Select's worst-performing holding was tobacco giant Philip Morris. Ongoing lawsuits against tobacco manufacturers and recent costly, precedent-setting rulings against them have increased investor concern and pressured their stocks down across the board. Philip Morris was no exception.

     Warner Lambert was also disappointing after the Federal Drug Administration relabeled the company's successful diabetes drug, Rezulin, in response to increased evidence of its negative side effects. Rezulin, along with Lipitor, a drug for cholesterol reduction, were the company's primary earnings drivers.

     Although most banks and financial services companies were great contributors during the six months, one holding, First Union Corp., stumbled. The company's ability to sustain earnings growth while integrating myriad businesses remains unclear, and the company's stock has struggled.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO IN THE LAST SIX MONTHS?

     We closed out Select's stake in tobacco companies, given the industry's negative near-term outlook. We also trimmed our position in food and beverage companies as growth tapered in that industry. We lightened our

[left margin]

TOP TEN HOLDINGS

                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               4/30/99            10/31/98
MICROSOFT CORP.                                  4.5%                3.6%
GENERAL ELECTRIC CO.
   (U.S.)                                        3.5%                3.7%
CITIGROUP INC.                                   3.3%                1.1%
INTERNATIONAL BUSINESS
     MACHINES CORP.                              3.3%                3.4%
WAL-MART STORES, INC.                            2.5%                2.7%
LUCENT TECHNOLOGIES
   INC.                                          2.5%                1.2%
BANKAMERICA CORP.                                2.4%                  --
MCI WORLDCOM, INC.                               2.4%                2.6%
CISCO SYSTEMS INC.                               2.4%                1.8%
AMERICAN INTERNATIONAL
  GROUP, INC.                                    2.4%                1.0%


TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               4/30/99            10/31/98
PHARMACEUTICALS                                 10.6%               18.0%
BANKING                                         10.1%                4.2%
COMPUTER SOFTWARE
  & SERVICES                                     7.5%                6.2%
FINANCIAL SERVICES                               6.8%                2.6%
TELEPHONE
  COMMUNICATIONS                                 6.6%                9.4%*

* Percentage has been adjusted to reflect security industry reclassification.


6   1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

position somewhat in telecommunications services firms, and beefed up our stake in communications equipment providers, where earnings growth remains impressive.

     Also on the buy side, we nearly tripled Select's position in financial services companies and banks, where acquisition and merger activity continue to boost earnings and revenues. We also added to holdings in property insurance providers and auto and auto parts companies that demonstrated the earnings growth we look for.


WHAT IS YOUR OUTLOOK FOR SELECT GOING FORWARD?

     It's impossible to predict whether investors will continue to place a premium on the high-growth, large-cap stocks that have driven Select's recent performance. However, we are confident that long-term investors who focus on successful businesses--ones that demonstrate consistent growth, high earnings visibility, and an ability to ride out a period of slowing economic activity--will be rewarded over time. We will continue to seek firms that meet our disciplined investment criteria.

[right margin]

". . . WE ARE CONFIDENT THAT LONG-TERM INVESTORS WHO FOCUS ON SUCCESSFUL BUSINESSES--ONES THAT DEMONSTRATE CONSISTENT GROWTH, HIGH EARNINGS VISIBILITY, AND AN ABILITY TO RIDE OUT A PERIOD OF SLOWING ECONOMIC ACTIVITY--WILL BE REWARDED OVER TIME."

[pie charts - data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF APRIL 30, 1999
Temporary Cash Investments     1%
Common Stocks                 99%

AS OF OCTOBER 31, 1998
Temporary Cash Investments     6%
Common Stocks                 94%


                                                   www.americancentury.com   7


Select--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
COMMON STOCKS--99.0%

AEROSPACE & DEFENSE -- 1.7%
                  325,000  AlliedSignal Inc.                      $       19,094
                  650,000  Boeing Co.                                     26,406
                  311,500  Textron Inc.                                   28,697
                  300,000  United Technologies Corp.                      43,463
                                                                  --------------
                                                                         117,660
                                                                  --------------

AUTOMOBILES & AUTO PARTS -- 2.8%
                1,700,000  Ford Motor Co.                                108,694
                1,050,000  General Motors Corp.                           93,384
                                                                  --------------
                                                                         202,078
                                                                  --------------
BANKING -- 10.1%
                  980,000  Banc One Corp.                                 57,820
                1,000,000  Bank of New York Co., Inc. (The)               40,000
                2,425,000  BankAmerica Corp.                             174,600
                  765,000  Chase Manhattan Corp.                          63,304
                3,150,000  Citigroup Inc.                                237,037
                  405,000  Fifth Third Bancorp                            29,021
                  495,000  Mellon Bank Corp.                              36,785
                1,910,000  Wells Fargo & Co.                              82,488
                                                                  --------------
                                                                         721,055
                                                                  --------------
BIOTECHNOLOGY -- 0.6%
                  690,000  Amgen Inc.(1)                                  42,370
                                                                  --------------
BROADCASTING & MEDIA -- 2.3%
                1,170,000  CBS Corporation(1)                             53,308
                  350,000  Cox Communications, Inc. Cl A(1)               27,781
                1,210,000  Time Warner Inc.                               84,700
                                                                  --------------
                                                                         165,789
                                                                  --------------
CHEMICALS & RESINS -- 1.8%
                  400,000  Air Products and Chemicals, Inc.               18,800
                  150,000  Dow Chemical Co.                               19,678
                1,300,000  du Pont (E.I.) de Nemours & Co.                91,812
                                                                  --------------
                                                                         130,290
                                                                  --------------
COMMUNICATIONS EQUIPMENT -- 3.4%
                2,920,000  Lucent Technologies Inc.                      175,565
                  860,000  Motorola, Inc.                                 68,908
                                                                  --------------
                                                                         244,473
                                                                  --------------
COMPUTER PERIPHERALS -- 3.6%
                1,505,000  Cisco Systems Inc.(1)                         171,711
                  815,000  EMC Corp. (Mass.)(1)                           88,784
                                                                  --------------
                                                                         260,495
                                                                  --------------

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 7.5%
                1,105,000  America Online Inc.                           157,739
                  700,000  Compuware Corp.(1)                             17,041
                  910,000  First Data Corp.                               38,618
                3,968,800  Microsoft Corp.(1)                            322,589
                                                                  --------------
                                                                         535,987
                                                                  --------------
COMPUTER SYSTEMS -- 5.4%
                1,725,000  Dell Computer Corp.(1)                         70,994
                1,115,000  International Business
                              Machines Corp.                             233,244
                1,320,000  Sun Microsystems, Inc.(1)                      78,994
                                                                  --------------
                                                                         383,232
                                                                  --------------
CONSUMER PRODUCTS -- 4.3%
                  650,000  Avon Products, Inc.                            35,303
                  310,000  Colgate-Palmolive Co.                          31,756
                1,480,000  Gillette Company                               77,238
                1,734,000  Procter & Gamble Co. (The)                    162,671
                                                                  --------------
                                                                         306,968
                                                                  --------------
DIVERSIFIED COMPANIES -- 5.5%
                      300  Berkshire Hathaway Inc. Cl A(1                 22,920
                2,360,000  General Electric Co. (U.S.)                   248,980
                  300,000  Honeywell Inc.                                 28,425
                1,110,800  Tyco International Ltd.                        90,253
                                                                  --------------
                                                                         390,578
                                                                  --------------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 3.5%
                2,150,000  Intel Corp.                                   131,486
                  870,000  Solectron Corp.(1)                             42,195
                  475,000  Texas Instruments Inc.                         48,509
                  650,000  Xilinx, Inc.(1)                                29,738
                                                                  --------------
                                                                         251,928
                                                                  --------------
ENERGY (PRODUCTION & MARKETING) -- 1.2%
                  550,000  Atlantic Richfield Co.                         46,166
                  370,000  Phillips Petroleum Co.                         18,731
                  575,000  Unocal Corp.                                   23,898
                                                                  --------------
                                                                          88,795
                                                                  --------------
ENERGY (SERVICES) -- 1.0%
                  600,000  Halliburton Co.                                25,575
                  725,000  Schlumberger Ltd.                              46,309
                                                                  --------------
                                                                          71,884
                                                                  --------------

                                              See Notes to Financial Statements


8   1-800-345-2021


Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.8%
                  405,600  American Express Co.                   $       53,007
                  750,000  Associates First Capital Corp.                 33,234
                  300,000  Equitable Companies Inc.                       20,194
                1,350,000  Fannie Mae                                     95,766
                  920,000  Federal Home Loan Mortgage
                              Corporation                                 57,730
                  650,000  Household International, Inc.                  32,703
                  400,000  Merrill Lynch & Co., Inc.                      33,575
                  860,000  Morgan Stanley Dean Witter,
                              Discover & Co.                              85,301
                  680,000  Schwab (Charles) Corp.                         74,630
                                                                  --------------
                                                                         486,140
                                                                  --------------
FOOD & BEVERAGE -- 3.6%
                  700,000  Anheuser-Busch Companies, Inc.                 51,187
                1,850,000  Coca-Cola Company (The)                       125,800
                1,108,900  PepsiCo, Inc.                                  40,960
                  700,000  Seagram Co. Ltd. (The)                         40,162
                                                                  --------------
                                                                         258,109
                                                                  --------------
HEALTHCARE -- 0.2%
                  200,000  Aetna Inc.                                     17,537
                                                                  --------------
INSURANCE -- 3.0%
                  790,900  Allstate Corp.                                 28,769
                1,435,000  American International Group, Inc.            168,523
                  445,300  Travelers Property Casualty
                              Corp. Cl A                                  15,363
                                                                  --------------
                                                                         212,655
                                                                  --------------
LEISURE -- 1.5%
                  800,000  Carnival Corp. Cl A                            33,000
                2,230,000  Disney (Walt) Co.                              70,802
                                                                  --------------
                                                                         103,802
                                                                  --------------
MACHINERY & EQUIPMENT -- 0.5%
                  675,000  Applied Materials, Inc.(1)                     36,176
                                                                  --------------
MEDICAL EQUIPMENT & SUPPLIES -- 1.5%
                  830,000  Boston Scientific Corp.(1)                     35,327
                  290,000  Guidant Corp.                                  15,569
                  770,300  Medtronic, Inc.                                55,413
                                                                  --------------
                                                                         106,309
                                                                  --------------
PAPER & FOREST PRODUCTS -- 0.6%
                  700,000  Kimberly-Clark Corp.                           42,919
                                                                  --------------

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.6%
                1,950,000  Abbott Laboratories                    $       94,453
                  900,000  American Home Products Corp.                   54,900
                1,780,000  Bristol-Myers Squibb Co.                      113,141
                1,650,000  Johnson & Johnson                             160,875
                1,540,000  Merck & Co., Inc.                             108,185
                1,000,000  Pfizer, Inc.                                  115,063
                  570,000  Pharmacia & Upjohn Inc.                        31,920
                  940,000  Schering-Plough Corp.                          45,414
                  540,000  Warner-Lambert Co.                             36,686
                                                                  --------------
                                                                         760,637
                                                                  --------------
RAILROAD -- 0.3%
                  375,000  Union Pacific Corp.                            22,500
                                                                  --------------
RESTAURANTS -- 1.0%
                1,610,000  McDonald's Corp.                               68,224
                                                                  --------------
RETAIL (APPAREL) -- 0.7%
                  735,000  Gap, Inc. (The)                                48,923
                                                                  --------------
RETAIL (FOOD & DRUG) -- 0.4%
                  650,000  CVS Corp.                                      30,956
                                                                  --------------
RETAIL (GENERAL MERCHANDISE) -- 3.0%
                  580,000  Dayton Hudson Corp.                            39,041
                3,880,000  Wal-Mart Stores, Inc.                         178,480
                                                                  --------------
                                                                         217,521
                                                                  --------------
RETAIL (SPECIALTY) -- 2.7%
                1,000,000  Bed Bath & Beyond Inc.(1)                      35,750
                2,100,000  Home Depot, Inc.                              125,869
                1,080,000  Staples, Inc.(1)                               32,434
                                                                  --------------
                                                                         194,053
                                                                  --------------
TELEPHONE COMMUNICATIONS -- 6.6%
                  500,000  Ameritech Corp.                                34,219
                2,580,000  AT&T Corp.                                    130,290
                  720,000  Bell Atlantic Corp.                            41,490
                2,100,000  MCI WorldCom, Inc.(1)                         172,528
                  455,000  Qwest Communications
                              International Inc.(1)                       38,860
                  520,000  Sprint Corp.                                   53,333
                                                                  --------------
                                                                         470,720
                                                                  --------------
TEXTILES & APPAREL -- 0.4%
                  400,000  NIKE, Inc.                                     24,875
                                                                  --------------
WIRELESS COMMUNICATIONS -- 0.9%
                  449,900  Nextel Communications, Inc.(1)                 18,404
                  590,000  Nokia Corp. ADR Cl A                           43,771
                                                                  --------------
                                                                          62,175
                                                                  --------------

TOTAL COMMON STOCKS                                                    7,077,813
                                                                  --------------
   (Cost $5,196,753)

See Notes to Financial Statements


                                                     www.americancentury.com   9


Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--1.0%
                $500  FHLB Discount Notes,
                         4.90%, 5/3/99(2)                         $          500

       Repurchase Agreement, Goldman Sachs & Co.,
          Inc., (U.S. Treasury obligations), in a joint trading
          account at 4.84%, dated 4/30/99, due
          5/3/99 (Delivery value $73,129)                                 73,100
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS                                          73,600
                                                                  --------------
    (Cost $73,600)

TOTAL INVESTMENT SECURITIES--100.0%                               $    7,151,413
                                                                  ==============
    (Cost $5,270,353)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Rate indicated is the yield to maturity at purchase.

------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10   1-800-345-2021


Heritage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                       INVESTOR CLASS             ADVISOR CLASS          INSTITUTIONAL CLASS
                    (INCEPTION 11/10/87)       (INCEPTION 7/11/97)       (INCEPTION 6/16/97)
                 HERITAGE  S&P MIDCAP 400   HERITAGE  S&P MIDCAP 400   HERITAGE  S&P MIDCAP 400
6 MONTHS(1)       22.28%     18.86%          22.13%     18.86%         22.39%      18.86%
1 YEAR            -6.05%      6.43%          -6.21%      6.43%         -5.86%       6.43%
===============================================================================================
AVERAGE ANNUAL RETURNS
===============================================================================================
3 YEARS           10.47%     20.13%              --         --             --          --
5 YEARS           12.28%     19.83%              --         --             --          --
10 YEARS          12.76%     17.71%              --         --             --          --
LIFE OF FUND      14.83%     19.54%(2)        3.84%     18.57%(3)       6.67%      19.11%(4)

(1) Returns for periods less than one year are not annualized.

(2) Since 11/30/87, the date nearest the class's inception for which data are available.

(3) Since 7/10/97, the date nearest the class's inception for which data are available.

(4) Since 6/19/97, the date nearest the class's inception for which data are available.

See pages 41-44 for information about share classes, the S&P MidCap 400 Index, and returns.

(mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

                Heritage         S&P MidCap 400 Index
Date             Value                  Value
4/30/89         $10,000                $10,000
4/30/90         $10,904                $10,930
4/30/91         $12,327                $13,690
4/30/92         $14,220                $16,433
4/30/93         $16,470                $18,816
4/30/94         $18,634                $20,662
4/30/95         $19,734                $22,685
4/30/96         $24,675                $29,447
4/30/97         $26,158                $32,430
4/30/98         $35,410                $47,971
4/30/99         $33,263                $51,055

Value on 4/30/99
S&P MidCap 400 Index      $51,055
Heritage                  $33,263

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P MidCap 400 Index is provided for comparison in each graph. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P MidCap 400 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

                  Heritage          S&P MidCap 400 Index
Date               Return                 Return
4/30/90             9.04%                  9.30%
4/30/91            13.05%                 25.25%
4/30/92            15.36%                 20.04%
4/30/93            15.82%                 14.50%
4/30/94            13.14%                  9.81%
4/30/95             5.90%                  9.79%
4/30/96            25.04%                 29.81%
4/30/97             6.01%                 10.13%
4/30/98            35.37%                 47.92%
4/30/99            -6.05%                  6.43%


                                                    www.americancentury.com   11


Heritage--Q&A
--------------------------------------------------------------------------------

[picture of Harold Bradley and Linda Peterson]
Harold Bradley and Linda Peterson, portfolio managers on the Heritage investment team

     An interview with Harold Bradley and Linda Peterson, portfolio managers on the Heritage investment team.

HOW DID THE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999?*

     Heritage turned in strong results. It gained 22.28%, well above the 18.86% increase posted by its benchmark, the Standard & Poor's MidCap 400 Index.

     Heritage's investment approach centers on owning companies in the middle of the capitalization range whose earnings and revenues are growing at an accelerating rate. At least 60% of the portfolio must be invested in firms that pay dividends. Carrying large positions in successful companies is a hallmark of our earnings-based investment approach. Heritage's 10 largest investments accounted for more than a third of the fund, and five of its best contributors were on that list.

WHICH COMPANIES CONTRIBUTED TO PERFORMANCE?

     Gemstar  International  Group,  our  largest  holding,  gained 90% over the period. This company is known for the simple VCR technology called VCRPLUS+(reg.tm). Its flagship product enables a consumer to record shows simply by punching in the show's numerical code found in TV listings. Gemstar's technology is built into every major VCR brand. More importantly, the company owns patents for on-screen-interactive program guides that will be a viewer's best friend in a digital world with more than 100 channels. We believe the program guide could well become a major source of advertising revenue for Gemstar.

     Immunex Corp., a biotechnology company, was another strong contributor--up more than 170% for the period. The company is marketing a new drug called Enbrel, for the treatment of rheumatoid arthritis. The drug is quickly gaining market share after being approved by the FDA last November.

     Montana Power Co. is a position we opened during the period and is now one of our largest holdings. Though you wouldn't suspect it from its name, Montana Power's key asset is a rapidly expanding 6,000-mile fiber optic telecommunications network that stretches across seven states. It is an advanced telecommunications company that is taking advantage of regulatory changes that are opening up competition. Montana Power will be divesting itself of its energy-generating assets later this year. The stock has risen 70% since we bought it.

WHICH STOCKS DID NOT LIVE UP TO YOUR EXPECTATIONS?

     We were disappointed by the experience of one of our larger holdings, Mylan Laboratories. A stock that was performing well going into the period, Mylan is a generic drug manufacturer whose shares fell significantly after the Federal Trade Commission unexpectedly charged the company with illegally raising the prices of two drugs. Its stock fell more than 30% over the period. The

*All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"HERITAGE'S INVESTMENT APPROACH CENTERS ON OWNING COMPANIES IN THE MIDDLE OF THE CAPITALIZATION RANGE WHOSE EARNINGS AND REVENUES ARE GROWING AT AN ACCELERATING RATE."

PORTFOLIO AT A GLANCE
                                      4/30/99          10/31/98
NO. OF COMPANIES                        83                82
MEDIAN P/E RATIO                       29.9              25.3
MEDIAN MARKET                         $5.00             $2.97
CAPITALIZATION                       BILLION           BILLION
PORTFOLIO TURNOVER                    69%(1)            148%(2)
EXPENSE RATIO (FOR
INVESTOR CLASS)                      1.00%(3)            1.00%

(1)       Six months ended 4/30/99.
(2)       Year ended 10/31/98.
(3)       Annualized.

Investment terms are defined in the Glossary on pages 43-44.


12   1-800-345-2021


Heritage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

irony is that as a generic drug maker, Mylan's products cost half as much as their branded equivalents.

     The Metzler Group was another disappointment. A leading supplier of consulting services to energy and utility companies that has built itself primarily through acquisitions, Metzler fell victim to investor perceptions that proposed changes in accounting standards would impede future growth and acquisition strategies. We still own the stock because the company's internally generated growth exceeds 20% and its earnings and revenues continue to accelerate.

     Finally, we didn't get the boost we'd hoped for from Omnicare, which provides pharmacy management services and drug therapy to nursing homes. Investors avoided the stock beginning in January in the wake of a new nursing home payment plan that restricts Medicare reimbursements to a fixed payment per patient. We sold Omnicare and deployed the money in companies we think are in a better position to sustain their growth.

WHAT MAJOR CHANGES DID YOU MAKE IN THE PORTFOLIO'S STRUCTURE?

     We added to our investments in telecommunications companies. Two firms we're optimistic about are ADC Telecommunications and Global TeleSystems Group. As telecommunications and cable firms race to expand the capacity of their huge networks to offer Internet access, high-speed data, video and other services, ADC concentrates on "the last mile"--the local network that connects to the user's home or business. The need is acute. The company estimates that while long-distance carriers' networks have the capacity to send the entire Library of Congress--17 million books--across the country in one minute, it would take 70 years for the same information to travel that last mile.

     Global TeleSystems Group is a U.S. telecom company that is providing a broad range of services to businesses, other communications providers, and consumers in Russia and Central Europe. Through subsidiaries and joint ventures abroad, the company is at work on a high-capacity fiber optic network that will transport voice, data, and video traffic throughout western and central Europe.

WHICH OTHER INDUSTRIES LOOKED ATTRACTIVE?

     We increased our exposure to the global cable TV industry, investing in companies involved in both infrastructure and program content. Three firms we own that deserve mention are USA Networks, Adelphia Communications, and United International Holdings. USA Networks is in the content end of the business. It owns the USA Network and the Sci-Fi Channel cable networks, the Home Shopping Network, and Ticketmaster, the automated ticketing service. We expanded our stake in USA over the period; it's now among our 10 largest positions. Pennsylvania-based Adelphia Communications is a large cable television operator in the United States, primarily serving cities in the eastern and southeastern parts of the country. Adelphia has invested heavily in expanding the capacity of its network. United International Holdings is an international cable company based in Denver that is introducing cable service (along with Internet and telephone service) in Europe, Australia, and Latin America.

     Energy also is an area we focused on during the period. This sector became desirable in the last quarter of 1998 when crude oil prices had reached a trough. As oil prices began to rise, supply could not immediately


{right margin]

TOP TEN HOLDINGS

                                         % OF FUND INVESTMENTS
                                        AS OF              AS OF
                                       4/30/99           10/31/98
GEMSTAR INTERNATIONAL
   GROUP LTD.                           6.3%                2.2%
MONTANA POWER CO.                       4.5%                 --
GLOBAL TELESYSTEMS
   GROUP, INC.
   (CONVERTIBLE
   PREFERRED)                           3.4%                0.9%
USA NETWORKS INC.                       3.3%                1.8%
CRH PLC ORD                             3.0%                2.8%
UNITED INTERNATIONAL
   HOLDINGS, INC. CL A                  2.8%                --
BIOMATRIX, INC.                         2.8%               2.6%
ALBERTA ENERGY CO.
   LTD. ORD                             2.4%               1.7%
PREMIER PARKS INC.
   (CONV. PREF.)                        2.3%                --
ADC
   TELECOMMUNICATIONS,
   INC.                                 2.2%               1.0%

TOP FIVE INDUSTRIES

                                         % OF FUND INVESTMENTS
                                        AS OF              AS OF
                                       4/30/99           10/31/98

BROADCASTING & MEDIA                    12.8%              4.4%*
LEISURE                                 11.4%              5.5%
BIOTECHNOLOGY                            6.4%              5.6%
COMPUTER SOFTWARE
   & SERVICES                            5.7%             11.3%
BANKING                                  5.6%              1.9%

* Percentage has been adjusted to reflect security industry reclassification.


                                                   www.americancentury.com   13


Heritage--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

be increased, which boosted oil stocks. In addition to owning well-known Schlumberger, we also purchased Alberta Energy Company, a Canadian oil and gas exploration and production company.

     Other new holdings we're optimistic about are Bausch & Lomb, and Premier Parks. These are two good growth stories. Bausch & Lomb, the eye-care company, is buying businesses involved in the explosive growth of laser eye surgery. Premier Parks runs the Six Flags theme parks. The company has improved its margins, thanks to cost-cutting efforts, and has struck a deal with Warner Brothers to use WB's cartoon characters at its parks.

WHAT IS YOUR OUTLOOK FOR HERITAGE?

     Heritage gained 15.05% during November and December 1998 as investors suddenly turned to two areas of the market they had been ignoring, cyclical stocks and small and medium-sized growth companies. The positive environment for mid-cap stocks has continued in 1999, a sign that growth investors may be finding it harder and harder to overlook the tremendously attractive prices in the mid-cap space. We hope the pendulum will continue to move toward smaller and midsized companies. In any event, one thing we can control is the type of companies we want Heritage invested in: growing, successful companies with good products and services.

[left margin]

"THE POSITIVE ENVIRONMENT FOR MID-CAP STOCKS HAS CONTINUED IN 1999, A SIGN THAT GROWTH INVESTORS MAY BE FINDING IT HARDER AND HARDER TO OVERLOOK THE TREMENDOUSLY ATTRACTIVE PRICES IN THE MID-CAP SPACE. WE HOPE THE PENDULUM
WILL CONTINUE TO MOVE TOWARD SMALLER AND  MIDSIZED COMPANIES."

[pie charts - data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF APRIL 30, 1999
Temporary Cash Investments        1%
Convertible Bonds                 6%
Convertible Preferred Stock       4%
Common Stocks                    89%

AS OF OCTOBER 31, 1998
Temporary Cash Investments        3%
Convertible Bonds                 1%
Common Stocks                    96%


14   1-800-345-2021


Heritage--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 88.3%

AEROSPACE & DEFENSE--1.6%
                  959,900  Bombardier Inc. Cl B ORD               $       14,854
                                                                  --------------
BANKING -- 5.6%
                   47,100  Dexia France ORD                                6,600
                  192,500  First Tennessee National Corp.                  8,332
                  129,000  HUBCO, Inc.                                     4,571
                  134,600  Huntington Bancshares Inc.                      4,761
                  164,100  Old Kent Financial Corp.                        7,754
                  210,400  Toronto-Dominion Bank (The) ORD                11,215
                  157,100  Zions Bancorporation                           10,482
                                                                  --------------
                                                                          53,715
                                                                  --------------
BIOTECHNOLOGY -- 4.5%
                  821,900  Biomatrix, Inc.(1)                             27,071
                  168,100  Immunex Corp.(1)                               16,033
                                                                  --------------
                                                                          43,104
                                                                  --------------
BROADCASTING & MEDIA -- 11.7%
                  145,100  Adelphia Communications
                              Corp. Cl A(1)                                9,894
                  281,700  Comcast Corp. Cl A                             17,721
                  148,800  Cox Communications, Inc. Cl A(1)               11,811
                  329,200  TV Guide, Inc. Cl A(1)                         13,929
                  455,300  United International
                              Holdings, Inc. Cl A(1)                      27,176
                  844,100  USA Networks Inc.(1)                           31,548
                                                                  --------------
                                                                         112,079
                                                                  --------------
BUSINESS SERVICES & SUPPLIES -- 3.0%
                  414,100  Metzler Group, Inc. (The)(1)                   11,621
                  617,500  National Computer Systems, Inc.                17,348
                                                                  --------------
                                                                          28,969
                                                                  --------------
CHEMICALS & RESINS -- 0.5%
                   61,500  Rohm and Haas Co.                               2,756
                   40,000  Union Carbide Corp.                             2,075
                                                                  --------------
                                                                           4,831
                                                                  --------------
COMMUNICATIONS EQUIPMENT -- 2.8%
                  438,300  ADC Telecommunications, Inc.(1)                21,011
                   91,200  General Instrument Corp.(1)                     3,329
                   11,700  QUALCOMM Inc.(1)                                2,336
                                                                  --------------
                                                                          26,676
                                                                  --------------

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES -- 4.5%
                  165,800  Adobe Systems Inc.                     $       10,513
                  122,000  Comdisco, Inc.                                  3,210
                  219,400  Intuit Inc.(1)                                 18,882
                  331,900  Novell, Inc.(1)                                 7,374
                  101,000  PeopleSoft, Inc.                                1,379
                   70,400  USWeb Corp.(1)                                  1,586
                                                                  --------------
                                                                          42,944
                                                                  --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT -- 5.0%
                1,461,980  CRH plc ORD                                    28,673
                  310,500  Martin Marietta Materials, Inc.                19,193
                                                                  --------------
                                                                          47,866
                                                                  --------------
CONSUMER PRODUCTS -- 0.3%
                  235,400  Stride Rite Corp. (The)                         2,751
                                                                  --------------
CONTROL & MEASUREMENT -- 1.3%
                  419,200  Millipore Corp.                                12,864
                                                                  --------------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 4.1%
                  110,200  Altera Corp.(1)                                 7,976
                  191,900  Analog Devices, Inc.(1)                         6,740
                   55,400  Flextronics International Ltd. ADR(1)           2,576
                   80,700  PMC-Sierra, Inc.(1)                             7,742
                  134,000  Vitesse Semiconductor Corp.(1)                  6,235
                  173,200  Xilinx, Inc.(1)                                 7,924
                                                                  --------------
                                                                          39,193
                                                                  --------------
ENERGY (PRODUCTION & MARKETING) -- 4.2%
                  796,000  Alberta Energy Co. Ltd. ORD                    23,436
                  210,600  Burlington Resources Inc.                       9,701
                  199,000  Sunoco, Inc.                                    7,114
                                                                  --------------
                                                                          40,251
                                                                  --------------
ENERGY (SERVICES) -- 2.0%
                  299,700  Schlumberger Ltd.                              19,143
                                                                  --------------
FINANCIAL SERVICES -- 5.1%
                  147,000  Donaldson, Lufkin & Jenrette, Inc.             10,281
                    4,425  Julius Baer Holding AG ORD                     14,411
                  228,900  Kansas City Southern Industries, Inc.          13,634
                  395,500  MBNA Corp.                                     11,148
                                                                  --------------
                                                                          49,474
                                                                  --------------
FOOD & BEVERAGE -- 0.3%
                  181,600  Whitman Corp.                                   2,974
                                                                  --------------
HEALTHCARE -- 1.7%
                  220,300  Bausch & Lomb Inc. Cl A                        16,523
                                                                  --------------
HOTELS -- 0.5%
                  116,800  Four Seasons Hotels Inc.(1)                     4,876
                                                                  --------------

See Notes to Financial Statements


                                                    www.americancentury.com   15


Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

INSURANCE -- 2.4%

                  294,300  AFLAC Inc. $                                   15,966

                  248,450  Reinsurance Group of
                              America, Inc. Cl A(2)                        7,516
                                                                  --------------
                                                                          23,482
                                                                  --------------
LEISURE -- 9.1%

                  525,700  Callaway Golf Co.                               7,918
                  576,000  Gemstar International Group Ltd.(1)            60,604
                  324,000  Harley-Davidson, Inc.                          19,319
                                                                  --------------
                                                                          87,841
                                                                  --------------
MACHINERY & EQUIPMENT -- 0.4%
                   40,300  Cooper Industries, Inc.                         1,950
                   61,800  Snap-on Inc.                                    2,012
                                                                  --------------
                                                                           3,962
                                                                  --------------
METALS & MINING -- 1.3%
                  437,100  Stillwater Mining Co.(1)                       12,375
                                                                  --------------
OFFICE EQUIPMENT & SUPPLIES -- 0.6%
                   83,700  Avery Dennison Corp.                            5,713
                                                                  --------------
PHARMACEUTICALS -- 1.9%
                  252,083  ALPHARMA INC.                                   7,436
                  225,100  Forest Laboratories, Inc.(1)                   10,017
                   40,800  Mylan Laboratories Inc.                           926
                                                                  --------------
                                                                          18,379
                                                                  --------------
PRINTING & PUBLISHING -- 0.6%
                  125,000  Hollinger International Inc.                    1,758
                  121,200  Ziff-Davis Inc. -- ZDNet(1)                     4,272
                                                                  --------------
                                                                           6,030
                                                                  --------------
RAILROAD -- 1.9%
                  296,700  Union Pacific Corp.                            17,802
                                                                  --------------
RETAIL (APPAREL) -- 1.2%
                   56,000  Abercrombie & Fitch Co. Cl A(1)                 5,327
                  119,000  Intimate Brands, Inc.                           5,950
                                                                  --------------
                                                                          11,277
                                                                  --------------
RETAIL (FOOD & DRUG) -- 0.6%

                  519,600  Food Lion, Inc. Cl A                            5,342
                                                                  --------------
RETAIL (GENERAL MERCHANDISE) -- 0.7%

                  278,300  Family Dollar Stores, Inc.                      6,714
                                                                  --------------
RETAIL (SPECIALTY) -- 2.5%
                  167,200  Best Buy Co., Inc.(1)                           7,984
                   60,000  Circuit City Stores--Circuit
                              City Group                                   3,690
                  355,350  Hasbro, Inc.                                   12,126
                                                                  --------------
                                                                          23,800
                                                                  --------------
STEEL -- 0.6%
                   97,000  Nucor Corp.                                     5,693
                                                                  --------------

Shares/Principal Amount    ($ in Thousands)                            Value
--------------------------------------------------------------------------------

TELEPHONE COMMUNICATIONS -- 0.8%
                  113,100  Global TeleSystems Group, Inc.(1)     $         7,472
                                                                  --------------
UTILITIES -- 4.5%
                  575,600  Montana Power Co.                              42,918
                                                                  --------------
WIRELESS COMMUNICATIONS -- 0.5%
                  119,900  Sprint PCS(1)                                   5,081
                                                                  --------------
TOTAL COMMON STOCKS                                                      846,968
                                                                  --------------
   (Cost $629,456)

PREFERRED STOCK-0.2%

COMPUTER SOFTWARE & SERVICES
                   48,000  SAP AG ADR                                      1,506
                                                                  --------------
   (Cost $1,480)

CONVERTIBLE PREFERRED STOCKS-4.1%

BROADCASTING & MEDIA -- 1.0%
                   50,000  Adelphia Communications
                              Corp., Series D, 5.50%                      10,188
                                                                  --------------
COMMUNICATIONS EQUIPMENT -- 0.5%
                   33,000  QUALCOMM Inc., 5.75%                            4,719
                                                                  --------------
LEISURE -- 2.3%
                  343,000  Premier Parks Inc., 7.50%                      21,781
                                                                  --------------
TELEPHONE COMMUNICATIONS -- 0.3%
                   55,800  Globalstar Telecommunications
                              Limited, 8.00%                               2,853
                                                                  --------------
TOTAL CONVERTIBLE PREFERRED STOCKS                                        39,541
                                                                  --------------
   (Cost $35,129)

CONVERTIBLE BONDS-6.3%

BIOTECHNOLOGY -- 1.9%
                  $17,665  Centocor, Inc., 4.75%, 2/15/05                 18,879
                                                                  --------------
COMPUTER SOFTWARE & SERVICES -- 1.0%
                   24,600  Citrix Systems, Inc., 5.17%,
                              3/22/19 (Acquired 3/16/99-
                              4/26/99, Cost $8,902)(3)(4)                  9,410
                                                                  --------------
TELEPHONE COMMUNICATIONS -- 3.4%
                   24,300  Global Telesystems
                              Group, Inc., 5.75%, 7/1/10                  32,258
                                                                  --------------
TOTAL CONVERTIBLE BONDS                                                   60,547
                                                                  --------------
   (Cost $58,129)

                                              See Notes to Financial Statements


16   1-800-345-2021


Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1998 (UNAUDITED)

                           ($ in Thousands)                     Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS-1.1%

           Repurchase Agreement, Morgan Stanley
              Group, Inc., (U.S. Treasury obligations), in
              a joint trading account at 4.84%, dated
              4/30/99, due 5/3/99 (Delivery value
              $10,504)                                            $       10,500
                                                                  --------------
   (Cost $10,500)

TOTAL INVESTMENT SECURITIES-100.0%                                $      959,062
                                                                  ==============
   (Cost $734,694)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Contracts         Settlement                       Unrealized
    to Sell             Date            Value            Gain
----------------------------------------------------------------
10,732,837 CHF         5/28/99         $ 7,059          $ 22
 3,559,137 EURO        5/28/99           3,770            82
                                      ---------        ------
                                       $10,829          $104
                                      =========        ======
(Value on Settlement Date $10,933)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 1999.)

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1999 was $9,410, which represented 1.0% of net assets.

(4)  Zero-coupon   bond.  The  yield  to  maturity  at  purchase  is  indicated.
Zero-coupon bonds are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment
* the number of shares of each stock or principal amount of each bond
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com   17


Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                        INVESTOR CLASS         ADVISOR CLASS      INSTITUTIONAL CLASS
                    (INCEPTION 6/30/71)(1)   (INCEPTION 6/4/97)   (INCEPTION 6/16/97)

                       RUSSELL 1000                  RUSSELL 1000                    RUSSELL 1000
                GROWTH    GROWTH    S&P 500   GROWTH    GROWTH    S&P 500    GROWTH    GROWTH    S&P 500
6 MONTHS(2)     24.79%    24.93%     22.31%   24.63%    24.93%     22.31%    24.97%    24.93%     22.31%
1 YEAR          24.48%    26.52%     21.80%   24.14%    26.52%     21.80%    24.79%    26.52%     21.80%
=========================================================================================================
AVERAGE ANNUAL RETURNS
=========================================================================================================
3 YEARS         26.78%    29.95%     29.04%      --         --        --        --        --          --
5 YEARS         20.34%    28.32%     26.82%      --         --        --        --        --          --
10 YEARS        17.30%    19.81%     18.77%      --         --        --        --        --          --
LIFE OF FUND    19.08%    N/A(3)     13.85%   31.48%    29.76(4)   29.59%    28.85%    29.76%(4)  25.93%

(1) Although the fund's actual inception date was 10/31/58,  this inception date
corresponds  with  the  management  company's   implementation  of  its  current
investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

(3) Benchmark began 1/1/79.

(4) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 41-44 for information about share classes, the Russell 1000 Growth Index, the S&P 500 Index, and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

                                    Russell 1000
                Growth                 Growth                S&P 500
Date            Value                  Value                  Value
4/30/89        $10,000                $10,000                $10,000
4/30/90        $11,499                $11,394                $11,044
4/30/91        $14,475                $14,036                $12,983
4/30/92        $17,383                $16,161                $14,807
4/30/93        $17,147                $16,872                $16,172
4/30/94        $19,554                $17,517                $17,034
4/30/95        $20,831                $20,954                $20,002
4/30/96        $24,228                $27,776                $26,028
4/30/97        $27,451                $33,904                $32,562
4/30/98        $39,666                $48,174                $45,915
4/30/99        $49,375                $60,950                $55,922

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Russell 1000 Growth Index and the S&P 500 Index are provided for comparison in each graph. Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indexes do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

                   Growth            Russell 1000 Growth          S&P  500
Date               Return                 Return                   Return
4/30/90            14.99%                 13.94%                   10.44%
4/30/91            25.88%                 23.19%                   17.56%
4/30/92            20.09%                 15.14%                   14.05%
4/30/93            -1.36%                  4.40%                    9.22%
4/30/94            14.04%                  3.82%                    5.33%
4/30/95             6.53%                 19.62%                   17.42%
4/30/96            16.31%                 32.56%                   30.13%
4/30/97            13.30%                 22.06%                   25.10%
4/30/98            44.50%                 42.09%                   41.01%
4/30/99            24.48%                 26.52%                   21.80%


18   1-800-345-2021


Growth--Q&A
--------------------------------------------------------------------------------

[picture of Greg Woodhams and C. Kim Goodwin]

Greg Woodhams and C. Kim Goodwin, portfolio managers on the Growth investment team

     An interview with C. Kim Goodwin and Greg Woodhams, portfolio managers on the Growth investment team.

HOW DID GROWTH PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?*

     Growth posted a healthy 24.79% return during the six months ended April 30, 1999, nearly matching the 24.93% gain of its benchmark, the Russell 1000 Growth Index. These returns reflect the continued strong performance of larger growth stocks, nurtured by strong domestic economy, low inflation, low interest rates, and healthy consumer spending patterns.

     While Growth's performance was noteworthy, it becomes more pronounced when viewed in the context of the overall stock market results for the period. The Standard & Poor's 500 Index, considered representative of the broad market, has experienced very strong gains over the past several years. The S&P 500 was up 22.31% for the six-month period.

     According to Lipper Inc., Growth continued to outpace most of its peers for the six months and finished in the top 25% of growth funds for the 12-month period ending April 30.(+)

WHAT FACTORS HELPED THE FUND ACHIEVE THESE RESULTS?

     Growth's performance was enhanced by the concentrated nature of the portfolio. We adhered closely to our core investment strategy of searching for large-cap stocks that have demonstrated an ability to sustain accelerating earnings and revenue growth. As part of this strategy, we devote a considerable amount of research and analysis to developing a list of high-confidence stocks we think will demonstrate the best earnings acceleration and sustainability. Growth establishes substantial positions in companies that we know and understand very well--the key to our earnings-growth investment strategy. Our largest holdings are those in which we have the highest confidence. During the first half of the fiscal year, the portfolio was heavily weighted toward these ideas. Growth's 10 largest positions accounted for approximately 31% of the portfolio.

     Among the portfolio's holdings were some of the most successful stocks among media, telecommunications, healthcare, and technology companies. In general, the fund's focused positions in these sectors helped it outperform the broad market and its benchmark index. In other words, we owned the best-performing stocks in the right sectors of the market and the level of concentration in these sectors contributed significantly to the fund's success.

WHICH INDUSTRIES OR SECTORS CONTRIBUTED THE MOST TO RETURNS?

     Many of the high-confidence positions we have identified over the past several months were among the best performing in the Growth portfolio.

* All fund returns referenced in this interview are for Investor Class shares.

(+) For the one-year ending 4/30/99, Growth ranked 212 out of 1035 growth funds ranked by Lipper. For the five- and 10-years ending 4/30/99, Lipper ranked Growth 248 out of 391 funds and 65 out of 171 funds, respectively.

[right margin]

"GROWTH ESTABLISHES SUBSTANTIAL POSITIONS IN COMPANIES THAT WE KNOW AND UNDERSTAND VERY WELL--THE KEY TO OUR EARNINGS-GROWTH INVESTMENT STRATEGY."

PORTFOLIO AT A GLANCE
                                                4/30/99          10/31/98
NO. OF COMPANIES                                  61                53
MEDIAN P/E RATIO                                 39.1              34.9
MEDIAN MARKET                                    $44.6             $32.2
   CAPITALIZATION                                BILLION         BILLION
PORTFOLIO TURNOVER                               48%(1)            126%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.00%(3)           1.00%

(1)       Six months ended 4/30/99.
(2)       Year ended 10/31/98.
(3)       Annualized.

Investment terms are defined in the Glossary on pages 43-44.


                                                   www.americancentury.com   19


Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Technology-oriented stocks, including computer software, communications equipment, and electronic components, were among the top contributors. Core holding Microsoft was one of the best- performing stocks in the portfolio once again. The world's largest software company is a leader in its industry and has demonstrated solid performance and earnings power across its diverse product lines. Demand is strong for its Office Suite software even as the company prepares to issue an upgrade. Migration to its Windows NT Workstation is advancing and Microsoft is benefiting from strength in its server applications.

     Telecommunications and communications equipment also were among the best-performing industries in the portfolio. We focused on companies with strong data and wireless capabilities and limited exposure to regulatory risks. We established significant positions in telecommunications companies like MCI WorldCom, Sprint Corp., and AirTouch Communications.

      In addition to its telephone operations, MCI WorldCom is gaining recognition as a major force in the data communications business. The nation's second-largest long distance telephone company has seamlessly integrated its 1998 acquisition of MCI to become a fully integrated communications company. MCI WorldCom continues to focus on enhancing its core telephone, Internet, information technology, and international business services.

     Sprint reported record earnings and revenues in 1998, and is building on its strategy of offering expanded broadband services, high-speed Internet access, and video conferencing. In addition to its core wireline telecommunications operations, Sprint continues to develop its advanced Sprint ION service (Integrated On-Demand Network) and other communications ventures.

     The world's largest Internet service provider, America Online (AOL) was also one of Growth's largest holdings and top contributors to performance during the period. AOL, with a 60% market share, is making progress in developing additional revenue sources, including advertising and E-commerce. In addition, AOL has acquired a Web-enhanced TV company and plans to launch AOL TV, which allows users to bookmark their favorite channels, access information and merchandise, and chat with other users. During the one-year period ended in April, the price of AOL stock increased more than 400%.

     Other large holdings that performed well include Tyco International, Wal-Mart Stores Inc., Cisco Systems, and Clear Channel Communications.

WHICH INDUSTRIES OR STOCKS DID NOT DO AS WELL AS YOU HAD EXPECTED?

     Although the Growth  portfolio was very  well-positioned  and owned many of
the  "right"   stocks  in  the  "right"   industry   groups,   there  were  some
disappointments.

     Tobacco stocks and companies in the food and beverage industry failed to keep pace with many of the rapidly growing companies in the portfolio. We had been reducing holdings in tobacco stocks, and sold our remaining interest in Philip Morris after a period of lackluster performance. A series of legal setbacks and precedent-setting unfavorable rulings resulted in a loss of earnings power for the tobacco industry.

     The revenue trend in some food and beverage stocks was below expectations as well. The growth rates for companies such as Hershey Foods and ConAgra have been slowing. Consequently, we have avoided or reduced exposure to food and beverage stocks.

[left margin]

TOP TEN HOLDINGS
                                         % OF FUND INVESTMENTS
                                       AS OF               AS OF
                                      4/30/99            10/31/98
MICROSOFT CORP.                         4.4%               3.3%
CISCO SYSTEMS INC.                      3.6%               1.9%
WAL-MART STORES, INC.                   3.4%               3.5%
TYCO INTERNATIONAL LTD.                 3.4%               3.9%
AIRTOUCH
   COMMUNICATIONS,
   INC.                                 3.1%               3.0%
SCHERING-PLOUGH CORP.                   2.9%               3.5%
EMC CORP. (MASS.)                       2.7%               2.9%
GENERAL ELECTRIC CO.
   (U.S.)                               2.6%               3.1%
AMERICA ONLINE INC.                     2.5%                --
CITIGROUP INC.                          2.5%                --

TOP FIVE INDUSTRIES
                                         % OF FUND INVESTMENTS
                                       AS OF               AS OF
                                      4/30/99            10/31/98
PHARMACEUTICALS                        11.8%              17.7%
COMPUTER SOFTWARE
     & SERVICES                        10.9%               6.3%
ELECTRICAL & ELECTRONIC
     COMPONENTS                         6.6%               3.2%
COMPUTER PERIPHERALS                    6.3%               2.9%
DIVERSIFIED COMPANIES                   6.0%               7.1%


20   1-800-345-2021


Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Hershey Foods, for example, experienced sluggish sales growth and its earnings have suffered. However, Hershey continues to gain market share in the confectionery category and its underlying fundamentals remain favorable.

     We also reduced our weighting in pharmaceutical company stocks, which had previously been one area of concentration in the portfolio. The industry's overall growth lost momentum after strong advances last year when there were significant new product introductions. Thus, the fund's pharmaceutical weighting has been reduced to 12% from 18% six months ago. Only Schering-Plough Corp. remains among the fund's 10 largest holdings. We will continue to own drug companies with healthy product pipelines and limited exposure to generic competition.

DID YOU MAKE ANY OTHER  SIGNIFICANT  CHANGES  IN THE  PORTFOLIO  DURING  THE SIX
MONTHS?

     We enlarged our investments in the financial services industry. The global economy is starting to show improvement, especially in Japan and Latin America, following the economic and financial crises that started nearly two years ago. Earnings growth among financial services companies is regaining vitality in view of global economic recovery and the constructive interest rate environment. The financial services sector is now one of the most heavily emphasized in the portfolio.

     We have built a position in Citigroup, a leader in the global financial services industry. The stronger economic climate and ample available cash and liquid assets within the financial system should prove beneficial to earnings. Citigroup's fundamentals and credit quality have improved in recent months. We feel the interest rate environment and improving economic conditions are favorable to financial services companies with a global franchise.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR GROWTH?

     Our research-intensive bottom-up approach has worked well for our shareholders. Strengthening global economic growth has prompted considerable discussion about a possible rotation in the equity markets toward more cyclical and undervalued stocks. In recent months, the market has elevated some stocks that have been out of favor. Some of these stocks may have favorable long-term prospects, but many of them do not. We will continue to focus on those companies with the best earnings acceleration and sustainability.

     Investment trends come and go. We believe that our investment style is well-suited for most market conditions and we will stick to our discipline regardless of short-term market trends. Our investors expect as much, and we believe this is the best approach for generating long-term investment success.

[right margin]

"INVESTMENT TRENDS COME AND GO. WE BELIEVE THAT OUR INVESTMENT STYLE IS WELL-SUITED FOR MOST MARKET CONDITIONS AND WE WILL STICK TO OUR DISCIPLINE REGARDLESS OF SHORT-TERM MARKET TRENDS."

[pie charts - data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF APRIL 30, 1999
Temporary Cash Investments         8%
Common Stocks                     92%

AS OF OCTOBER 31, 1998
Preferred Stocks                   2%
Temporary Cash Investments         6%
Common Stocks                     92%


                                                   www.americancentury.com   21


Growth--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.5%

AEROSPACE & DEFENSE--1.6%
                  898,000  United Technologies Corp.              $      130,098
                                                                  --------------
BANKING -- 5.3%
                1,430,500  Chase Manhattan Corp.                         118,374
                2,638,000  Citigroup Inc.                                198,509
                  795,300  Fifth Third Bancorp                            56,988
                  412,000  Northern Trust Corp.                           38,290
                  211,900  SouthTrust Corp.                                8,443
                                                                  --------------
                                                                         420,604
                                                                  --------------
BIOTECHNOLOGY -- 1.2%
                1,043,000  Biogen, Inc.(1)                                99,183
                                                                  --------------
BROADCASTING & MEDIA -- 5.5%

                2,696,000  CBS Corporation(1)                            122,836
                2,817,800  Clear Channel Communications, Inc.(1)         195,837
                2,396,000  Fox Entertainment Group, Inc. Cl A(1)          61,398
                2,074,000  Infinity Broadcasting Corp. Cl A(1)            57,424
                                                                  --------------
                                                                         437,495
                                                                  --------------
BUSINESS SERVICES & SUPPLIES -- 0.3%
                  583,100  Ceridian Corp.(1)                              21,356
                                                                  --------------
COMMUNICATIONS EQUIPMENT -- 2.1%
                2,802,000  Lucent Technologies Inc.                      168,470
                                                                  --------------
COMPUTER PERIPHERALS -- 6.3%
                2,535,250  Cisco Systems Inc.(1)                         289,256
                1,972,000  EMC Corp. (Mass.)(1)                          214,825
                                                                  --------------
                                                                         504,081
                                                                  --------------
COMPUTER SOFTWARE & SERVICES -- 10.9%
                1,420,000  America Online Inc.                           202,705
                  612,900  At Home Corp. Series A(1)                      88,238
                2,696,000  First Data Corp.                              114,412
                4,360,000  Microsoft Corp.(1)                            354,386
                3,409,400  Unisys Corp.(1)                               107,183
                                                                  --------------
                                                                         866,924
                                                                  --------------
COMPUTER SYSTEMS -- 1.1%
                  433,000  International Business Machines Corp.          90,578
                                                                  --------------
CONSUMER PRODUCTS -- 2.4%
                  652,000  Gillette Company                               34,026
                1,681,000  Procter & Gamble Co. (The)                    157,699
                                                                  --------------
                                                                         191,725
                                                                  --------------
DIVERSIFIED COMPANIES -- 6.0%
                2,003,000  General Electric Co. (U.S.)                   211,317
                3,294,724  Tyco International Ltd.                       267,696
                                                                  --------------
                                                                         479,013
                                                                  --------------

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 6.6%
                1,995,000  Intel Corp.                            $      122,007
                1,232,000  Solectron Corp.(1)                             59,752
                1,441,000  Texas Instruments Inc.                        147,162
                  874,000  Uniphase Corp.(1)                             105,918
                2,044,600  Xilinx, Inc.(1)                                93,540
                                                                  --------------
                                                                         528,379
                                                                  --------------
ENERGY (PRODUCTION & MARKETING) -- 1.1%
                  413,580  BP Amoco Plc ADR                               46,812
                  525,000  Exxon Corp.                                    43,608
                                                                  --------------
                                                                          90,420
                                                                  --------------
FINANCIAL SERVICES -- 5.7%
                  829,000  Capital One Financial Corp.                   143,987
                  721,000  Fannie Mae                                     51,146
                1,160,000  Providian Financial Corp.                     149,713
                1,004,000  Schwab (Charles) Corp.                        110,189
                                                                  --------------
                                                                         455,035
                                                                  --------------
FOOD & BEVERAGE -- 3.3%
                3,745,700  Coca-Cola Enterprises, Inc.                   129,227
                  258,000  Groupe Danone ORD                              69,034
                1,672,500  PepsiCo, Inc.                                  61,778
                                                                  --------------
                                                                         260,039
                                                                  --------------
INDUSTRIAL EQUIPMENT & MACHINERY -- 1.2%
                  720,060  Mannesmann AG ORD                              94,887
                                                                  --------------
INSURANCE -- 1.7%
                1,178,500  American International Group, Inc.            138,400
                                                                  --------------
MACHINERY & EQUIPMENT -- 0.7%
                1,018,400  Applied Materials, Inc.(1)                     54,580
                                                                  --------------
MEDICAL EQUIPMENT & SUPPLIES -- 2.0%
                2,208,000  Guidant Corp.                                 118,542
                  598,000  Medtronic, Inc.                                43,019
                                                                  --------------
                                                                         161,561
                                                                  --------------
PHARMACEUTICALS -- 11.8%
                1,316,000  American Home Products Corp.                   80,276
                1,421,000  Bristol-Myers Squibb Co.                       90,322
                3,150,000  Glaxo Wellcome plc ORD                         93,113
                1,422,200  Pfizer, Inc.                                  163,642
                2,472,000  Pharmacia & Upjohn Inc.                       138,432
                4,794,000  Schering-Plough Corp.                         231,610
                2,128,000  Warner-Lambert Co.                            144,571
                                                                  --------------
                                                                         941,966
                                                                  --------------
RESTAURANTS -- 0.5%
                  870,000  McDonald's Corp.                               36,866
                                                                  --------------

                                              See Notes to Financial Statements


22   1-800-345-2021



Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

RETAIL (FOOD & DRUG) -- 1.8%
                  899,800  CVS Corp.                              $       42,853
                1,906,000  Safeway Inc.(1)                               102,805
                                                                  --------------
                                                                         145,658
                                                                  --------------
RETAIL (GENERAL MERCHANDISE) -- 3.4%
                5,931,000  Wal-Mart Stores, Inc.                         272,826
                                                                  --------------
RETAIL (INTERNET) -- 0.4%
                  150,100  eBay Inc.(1)                                   31,230
                                                                  --------------
RETAIL (SPECIALTY) -- 1.9%
                2,455,000  Home Depot, Inc.                              147,147
                                                                  --------------
TELEPHONE COMMUNICATIONS -- 4.6%
                1,570,000  ALLTEL Corp.                                  105,877
                1,415,000  MCI WorldCom, Inc.(1)                         116,251
                1,379,000  Sprint Corp.                                  141,434
                                                                  --------------
                                                                         363,562
                                                                  --------------
WIRELESS COMMUNICATIONS -- 3.1%
                2,689,000  AirTouch Communications, Inc.(1)              251,085
                                                                  --------------
TOTAL COMMON STOCKS                                                    7,383,168
                                                                  --------------
     (Cost $5,135,991)

Principal Amount           ($ in Thousands)                            Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 7.5%

                 $186,000  FHLB Discount Notes,
                           4.80%, 5/3/99(2)                       $      186,000
        Repurchase Agreement, Goldman Sachs & Co.,
Inc., (U.S. Treasury obligations), in a joint trading
account at 4.84%, dated 4/30/99, due 5/3/99
(Delivery value $16,807)                                                  16,800

       Repurchase Agreement, Merrill Lynch & Co., Inc.,
(U.S. Treasury obligations), in a joint trading
account at 4.80%, dated 4/30/99, due 5/3/99
(Delivery value $99,140)                                                  99,100

       Repurchase Agreement, State Street Boston
Corp., (U.S. Treasury obligations), in a joint
trading account at 4.82%, dated 4/30/99,
due 5/3/99 (Delivery value $300,120)                                     300,000
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS                                         601,900
                                                                  --------------
   (Cost $601,851)

TOTAL INVESTMENT SECURITIES-100.0%                                    $7,985,068
                                                                  ==============
   (Cost $5,737,842)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                           ($ in Thousands)

   Contracts               Settlement                            Unrealized
    to Sell                   Date             Value                Gain
-------------------------------------------------------------------------------
66,404,500 EURO             5/28/99         $70,341                 $418
                                          ==========            =========
(Value on Settlement Date $70,759)

FUTURES CONTRACTS

                           ($ in Thousands)

                       Expiration       Underlying Face         Unrealized
     Purchased            Date          Amount at Value            Gain
-------------------------------------------------------------------------------

575 S&P 500 Futures     June 1999          $192,122               $5,805
                                          ==========            =========


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
ORD = Foreign Ordinary Share
(1) Non-income producing.
(2) Rate indicated is the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                   www.americancentury.com   23


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

                                               SELECT          HERITAGE          GROWTH

ASSETS                                         (In Thousands, Except Per-Share Amounts)
Investment securities --
   unaffiliated, at value
   (identified cost of
   $5,270,353, $726,923 and
   $5,737,842, respectively)
   (Note 3) ..........................   $     7,151,413    $    951,546   $     7,985,068
Investment securities --
   affiliated, at value
   (identified cost of
   $7,771) (Note 5) ..................              --             7,516              --
Cash .................................             2,536           1,925              --
Receivable for investments sold ......           231,738          20,320            57,928
Receivable for forward
   foreign currency exchange contracts              --               104               418
Dividends and interest receivable ....             5,735           1,156             3,207
Receivable for variation
   margin on futures contracts .......              --              --              10,385
                                         ---------------    ------------   ---------------
                                               7,391,422         982,567         8,057,006
                                         ---------------    ------------   ---------------

LIABILITIES
Disbursements in excess
   of demand deposit cash ............              --              --             198,582
Payable for investments purchased ....           202,728          17,004           120,699
Payable for capital shares redeemed ..              --              --                  11
Accrued management fees (Note 2) .....             6,015             794             6,499
Distribution and service
   fees payable (Note 2) .............                 2               1                 4
Payable for directors'
   fees and expenses (Note 2) ........                 6               1                 7
Other liabilities ....................                 2               1                 6
                                         ---------------    ------------   ---------------
                                                 208,753          17,801           325,808
                                         ---------------    ------------   ---------------
Net Assets ...........................   $     7,182,669    $    964,766   $     7,731,198
                                         ===============    ============   ===============

NET ASSETS CONSIST OF:
Capital (par value
   and paid in surplus) ..............   $     4,700,646    $    691,835   $     4,985,149
Undistributed net
   investment income (loss) ..........              (324)            169            (9,707)
Accumulated undistributed
   net realized gain on investments
   and foreign currency transactions .           601,336          48,291           502,332

Net unrealized appreciation
  on investments and translation
  of assets and liabilities
   in foreign currencies (Note 3) ....         1,881,011         224,471         2,253,424
                                         ---------------    ------------   ---------------
                                         $     7,182,669    $    964,766   $     7,731,198
                                         ===============    ============   ===============

Investor Class, $0.01 Par Value
   ($ and shares in full)
Net assets ...........................   $ 7,176,871,652    $963,734,746   $ 7,719,895,615
Shares outstanding ...................       139,061,235      79,146,527       266,851,927
Net asset value per share ............   $         51.61    $      12.18   $         28.93

Advisor Class, $0.01 Par Value
   ($ and shares in full)
Net assets ...........................   $     5,474,795    $    942,171   $     9,864,142
Shares outstanding ...................           106,194          77,513           341,335
Net asset value per share ............   $         51.55    $      12.16   $         28.90

Institutional Class, $0.01 Par
   Value ($ and shares in full)
Net assets ...........................   $       322,232    $     88,706   $     1,437,817
Shares outstanding ...................             6,238           7,277            49,650
Net asset value per share ............   $         51.66    $      12.19   $         28.96

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements

24   1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                               SELECT      HERITAGE      GROWTH

INVESTMENT INCOME (LOSS)                                    (In Thousands)

Income:
Dividends (net of foreign
   taxes withheld of
   $14, $9, and $97,
   respectively)
  (includes $37 from
   affiliates for Heritage) .............   $    32,147    $  3,872   $    20,878
Interest ................................         3,729       1,205         8,111
                                            -----------    --------   -----------
                                                 35,876       5,077        28,989
                                            -----------    --------   -----------
Expenses: (Note 2)
Management fees .........................        32,923       4,909        35,747
Distribution fees -- Advisor Class ......             4           2             9
Service fees -- Advisor Class ...........             4           2             9
Directors' fees and expenses ............            36           5            39
                                            -----------    --------   -----------
                                                 32,967       4,918        35,804
                                            -----------    --------   -----------
Net investment income (loss) ............         2,909         159        (6,815)
                                            -----------    --------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain on:
Investments (includes $(367)
   from affiliates for Heritage) ........       692,738      55,766       523,548
Foreign currency transactions ...........          --         2,189         5,315
                                            -----------    --------   -----------
                                                692,738      57,955       528,863
                                            -----------    --------   -----------
Change in net unrealized
   appreciation on:
Investments .............................       814,034     142,229       986,569
Translation of assets
   and liabilities in
   foreign currencies ...................           (28)         48           366
                                            -----------    --------   -----------
                                                814,006     142,277       986,935
                                            -----------    --------   -----------
Net realized and
unrealized gain on investments ..........     1,506,744     200,232     1,515,798
                                            -----------    --------   -----------
Net Increase in Net Assets
Resulting from Operations ...............   $ 1,509,653    $200,391   $ 1,508,983
                                            ===========    ========   ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                   www.americancentury.com   25


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1998

                                                            SELECT                   HERITAGE                     GROWTH
Increase (Decrease) in Net Assets
                                                       1999          1998       1999          1998          1999          1998

OPERATIONS                                                                        (In Thousands)
Net investment income (loss) ...................  $     2,909   $    13,526   $     159   $     3,622   $    (6,815)  $    (1,257)
Net realized gain (loss)
 on investments and
 foreign currency
 transactions ..................................      692,738     1,121,814      57,955       (10,562)      528,863     1,170,010
Change in net unrealized
  appreciation on
  investments and
  translation of assets
  and liabilities in
  foreign currencies ...........................      814,006       (62,308)    142,277      (186,843)      986,935      (252,884)
                                                  -----------   -----------   ---------   -----------   -----------   -----------
Net increase (decrease) in
  net assets resulting
  from operations ..............................    1,509,653     1,073,032     200,391      (193,783)    1,508,983       915,869
                                                  -----------   -----------   ---------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...............................      (19,062)      (19,490)     (1,948)       (6,440)         --            --
  Advisor Class ................................           (1)           (4)         (1)           (1)         --            --
  Institutional Class ..........................           (1)          (65)         (1)           (1)         --            --
From net realized gains
 on investment transactions:
  Investor Class ...............................   (1,107,757)     (783,150)       --        (241,135)   (1,171,235)     (763,692)
  Advisor Class ................................         (328)         (208)       --             (22)       (1,110)         (362)
  Institutional Class ..........................          (34)       (1,889)       --             (23)          (36)          (26)
                                                  -----------   -----------   ---------   -----------   -----------   -----------
Decrease in net assets
  from distributions ...........................   (1,127,183)     (804,806)     (1,950)     (247,622)   (1,172,381)     (764,080)
                                                  -----------   -----------   ---------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS
  (NOTE 4)
Net increase (decrease)
  in net assets from
  capital share transactions ...................    1,207,094       542,668    (212,935)       99,150     1,291,403       836,256
                                                  -----------   -----------   ---------   -----------   -----------   -----------
Net increase (decrease)
  in net assets ................................    1,589,564       810,894     (14,494)     (342,255)    1,628,005       988,045

NET ASSETS
Beginning of period ............................    5,593,105     4,782,211     979,260     1,321,515     6,103,193     5,115,148
                                                  -----------   -----------   ---------   -----------   -----------   -----------
End of period ..................................  $ 7,182,669   $ 5,593,105   $ 964,766   $   979,260   $ 7,731,198   $ 6,103,193
                                                  ===========   ===========   =========   ===========   ===========   ===========
Undistributed net
  investment income (loss) .....................  $      (324)  $    15,831   $     169   $     1,960   $    (9,707)  $       (27)
                                                  ===========   ===========   =========   ===========   ===========   ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations -- a summary of the Statement of Operations from the previous page for the most recent period

* distributions -- income and gains distributed to shareholders

* share transactions -- shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements

26   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Select Fund (Select), Heritage Fund (Heritage), and Growth Fund (Growth) (the funds) are three of the thirteen series of funds issued by the corporation. The funds' investment objective is to seek capital growth by investing primarily in equity securities. The funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral,


                                                   www.americancentury.com   27

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1998 (UNAUDITED)

represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class, Advisor Class and Institutional Class is 1.00%, 0.75% and 0.80%, respectively, for each of the funds.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the six months ended April 30, 1999 were $8,961, $2,865 and $18,942 for Select, Heritage and Growth, respectively.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.


28   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

   Investment transactions, excluding short-term investments, for the six months ended April 30, 1999, were as follows:

                                             SELECT       HERITAGE     GROWTH

                                                      (In Thousands)

Purchases ...............................  $5,767,547     $667,957   $3,428,533

                                                      (In Thousands)
Proceeds from sales .....................  $5,499,115     $887,496   $3,303,815

   On  April  30,  1999,  the   composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                             SELECT       HERITAGE     GROWTH

                                                      (In Thousands)

Appreciation ............................  $1,867,833    $ 231,305   $2,280,190
Depreciation ............................     (63,969)     (13,154)     (52,417)
                                          ------------   ----------  -----------
Net ..................................... $ 1,803,864    $ 218,151   $2,227,773
                                          ============   ==========  ===========
Federal Tax Cost ........................ $ 5,347,549    $ 740,911   $5,757,295
                                          ============   ==========  ===========

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the funds were as follows:

                                      SELECT                   HERITAGE                  GROWTH
                                SHARES       AMOUNT      SHARES        AMOUNT      SHARES       AMOUNT

INVESTOR CLASS                                                  (In Thousands)
Shares authorized ..........    354,000                   354,000                   710,000
                            ============               ===========               ===========
Six months ended
  April 30, 1999
Sold .......................     15,741  $   793,648       17,244     $189,815       34,523   $  981,673
Issued in reinvestment
  of distributions .........     23,863    1,081,578          179        1,912       43,993    1,134,193

Redeemed ...................    (13,399)    (671,862)     (36,319)    (404,672)     (29,193)    (829,291)
                            ------------   ----------  -----------   ----------  -----------  -----------
Net increase (decrease) ....     26,205   $1,203,364      (18,896)   $(212,945)      49,323   $1,286,575
                            ============   ==========  ===========   ==========  ===========  ===========

Year ended October 31, 1998

Sold .......................     19,809   $  946,893       31,645     $368,862       52,968   $1,467,285
Issued in reinvestment
  of distributions .........     18,613      773,188       21,904      240,789       31,652      740,696
Redeemed ...................    (24,553)  (1,165,999)     (44,408)    (511,235)     (50,604)  (1,375,210)
                            ------------   ----------  -----------   ----------  -----------  -----------
Net increase ..............      13,869   $  554,082        9,141    $  98,416       34,016   $  832,771
                            ============   ==========  ===========   ==========  ===========  ===========


                                                   www.americancentury.com   29


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                      SELECT                   HERITAGE                  GROWTH
                                SHARES       AMOUNT      SHARES        AMOUNT      SHARES       AMOUNT

ADVISOR CLASS                                             (In Thousands)

Shares authorized .........     105,000                   105,000                   210,000
                            ============               ===========               ===========
Six months ended
  April 30, 1999
Sold ......................          80       $3,978           82         $926          119       $3,380
Issued in reinvestment
  of distributions ........           7          314           --           --           42        1,088
Redeemed ..................         (14)        (708)         (79)        (920)         (19)        (537)
                            ------------   ----------  -----------   ----------  -----------  -----------
Net increase ..............          73       $3,584            3       $    6          142       $3,931
                            ============   ==========  ===========   ==========  ===========  ===========
Year ended
  October 31, 1998
Sold ......................          17         $786           84         $950          120       $3,371
Issued in reinvestment
  of distributions ........           5          213            2           22           15          346
Redeemed ..................         (16)        (745)         (19)        (217)         (16)        (447)
                            ------------   ----------  -----------   ----------  -----------  -----------
Net increase ..............           6         $254           67         $755          119       $3,270
                            ============   ==========  ===========   ==========  ===========  ===========

INSTITUTIONAL CLASS                                      (In Thousands)

Shares authorized .........      41,000                    41,000                    80,000
                            ============               ===========               ===========
Six months ended
  April 30, 1999
Sold ......................          39           $1,833        2          $26          115       $3,110
Issued in reinvestment
  of distributions ........           1           35           --           --            1           36
Redeemed ..................         (37)      (1,722)          (2)         (22)         (83)      (2,249)
                            ------------   ----------  -----------   ----------  -----------  -----------
Net increase ..............           3      $   146            0         $  4           33      $   897
                            ============   ==========  ===========   ==========  ===========  ===========
Year ended
  October 31, 1998
Sold ......................         245      $12,081           --           --          202       $5,257
Issued in reinvestment
  of distributions ........          47        1,953            2          $24            1           26
Redeemed ..................        (527)     (25,702)          (4)         (45)        (192)      (5,068)
                            ------------   ----------  -----------   ----------  -----------  -----------
Net increase (decrease) ...        (235)    $(11,668)          (2)        $(21)          11      $   215
                            ============   ==========  ===========   ==========  ===========  ===========

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 1999, follows:

                                                                                      April 30, 1999
                              Share
                             Balance     Purchase     Sales    Realized    Share     Market
Fund/Issuer                  10-31-98      Cost       Cost       Loss      Income    Balance     Value

HERITAGE                                                    ($ In Thousands)

Reinsurance Group of
  America, Inc. Cl A ......   257,500       --       $4,608      $(367)      $37     248,450     $7,516
                            ==========   ========  =========   ========  =========  =========  =========


30   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

--------------------------------------------------------------------------------
6. BANK LOANS

     Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through April 30, 1999.

--------------------------------------------------------------------------------
7. FUND EVENTS

   The following name changes became effective March, 1, 1999.

               NEW NAME             FORMER NAME

   FUND:       Select Fund          American Century - Twentieth Century
                                    Select Fund
   FUND:       Heritage Fund        American Century - Twentieth Century
                                    Heritage Fund
   FUND:       Growth Fund          American Century - Twentieth Century
                                    Growth Fund


                                                    www.americancentury.com   31


Select--Financial Highlights
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Investor Class
                                1999(1)        1998        1997         1996         1995         1994
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ......     $49.54       $48.18       $41.52       $39.52      $37.67        $45.76
                            ------------   ----------  -----------   ----------  -----------  -----------
Income From
  Investment Operations
  Net Investment Income ....       0.02(2)      0.12(2)      0.15(2)      0.20(2)     0.33(2)       0.40
  Net Realized and
    Unrealized Gain
    (Loss) on Investment
    Transactions ...........      12.01         9.37        10.51         6.73        4.68         (3.59)
                            ------------   ----------  -----------   ----------  -----------  -----------
  Total From
  Investment Operations ....      12.03         9.49        10.66         6.93        5.01         (3.19)
                            ------------   ----------  -----------   ----------  -----------  -----------
Distributions
  From Net
    Investment Income ......      (0.17)       (0.20)       (0.32)       (0.27)      (0.28)        (0.43)
  From Net Realized
    Gains on Investment
    Transactions ...........      (9.79)       (7.93)       (3.68)       (4.66)      (2.75)        (4.47)
  In Excess of Net
    Realized Gains .........         --           --           --           --       (0.13)           --
                            ------------   ----------  -----------   ----------  -----------  -----------
  Total Distributions ......      (9.96)       (8.13)       (4.00)       (4.93)      (3.16)        (4.90)
                            ------------   ----------  -----------   ----------  -----------  -----------
Net Asset Value,
  End of Period ............     $51.61       $49.54       $48.18       $41.52      $39.52        $37.67
                            ============   ==========  ===========   ==========  ===========  ===========
Total Return(3) ............      27.01%       22.96%       27.89%       19.76%      15.02%        (7.37)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
  Expenses to Average
Net Assets .................    1.00%(4)        1.00%        1.00%        1.00%       1.00%          1.00%
Ratio of Net
  Investment Income
  to Average
Net Assets .................    0.09%(4)        0.25%        0.33%        0.50%       0.90%          1.00%
Portfolio Turnover Rate ....         86%         165%          94%         105%        106%           126%
Net Assets,
  End of Period
  (in millions) ............     $7,177       $5,591       $4,769       $4,039      $4,008         $4,278

(1)  Six months ended April 30, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


32   1-800-345-2021


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class

                                             1999(1)         1998           1997(2)

PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $   49.44       $   48.16      $   49.43
                                        ---------       ---------      ---------
Income From Investment Operations
  Net Investment Loss(3) .............      (0.05)           --            (0.02)
  Net Realized and Unrealized
    Gain (Loss) on
    Investment Transactions ..........      11.99            9.37          (1.25)
                                        ---------       ---------      ---------
  Total From Investment Operations ...      11.94            9.37          (1.27)
                                        ---------       ---------      ---------
Distributions
  From Net Investment Income .........      (0.04)          (0.16)          --
  From Net Realized Gains
    on Investment Transactions .......      (9.79)          (7.93)          --
                                        ---------       ---------      ---------
  Total Distributions ................      (9.83)          (8.09)          --
                                        ---------       ---------      ---------
Net Asset Value,
  End of Period ......................  $   51.55       $   49.44      $   48.16
                                        =========       =========      =========
  Total Return(4) ....................      26.83%          22.67%         (2.57)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average Net Assets .....       1.25%(5)        1.25%          1.25%(5)
Ratio of Net Investment
  Loss to Average Net Assets .........  (0.16)%(5)           --        (0.17)%(5)
Portfolio Turnover Rate ..............         86%            165%            94%
Net Assets, End of Period
  (in thousands) .....................  $   5,475       $   1,617      $   1,289

(1)  Six months ended April 30, 1999 (unaudited).

(2)  August 8, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                   www.americancentury.com   33


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                  Institutional Class

                                        1999(1)            1998        1997(2)

PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............  $    49.63       $    48.24    $    40.56
                                    ----------       ----------    ----------
Income From
  Investment Operations
  Net Investment Income(3) .......        0.11             0.22          0.13
  Net Realized and
    Unrealized Gain on
    Investment Transactions ......       11.99             9.37          7.55
                                    ----------       ----------    ----------
  Total From Investment
    Operations ...................       12.10             9.59          7.68
                                    ----------       ----------    ----------
Distributions
  From Net Investment Income .....       (0.28)           (0.27)         --
  From Net Realized Gains
    on Investment Transactions ...       (9.79)           (7.93)         --
                                    ----------       ----------    ----------
  Total Distributions ............      (10.07)           (8.20)         --
                                    ----------       ----------    ----------
Net Asset Value, End of Period ...  $    51.66       $    49.63    $    48.24
                                    ==========       ==========    ==========
  Total Return(4) ................       27.16%           23.22%        18.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..........        0.80%(5)         0.80%         0.80%(5)
Ratio of Net Investment
  Income to Average Net Assets ...        0.29%(5)         0.45%         0.45%(5)
Portfolio Turnover Rate ..........          86%             165%           94%
Net Assets, End of Period
  (in thousands) .................  $      322       $      173    $   11,486

(1)  Six months ended April 30, 1999 (unaudited).

(2)  March 13, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                              See Notes to Financial Statements


34   1-800-345-2021


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                        Investor Class

                                     1999(1)            1998           1997           1996         1995           1994
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $    9.98       $   14.86      $   12.24      $   11.75    $   10.32      $   11.03
                                   ---------       ---------      ---------      ---------    ---------      ---------
Income From
  Investment Operations
  Net Investment Income .........      --(2)            0.03(2)        0.01(2)       --(2)         0.05(2)        0.07

  Net Realized and
    Unrealized Gain (Loss)
  on Investment Transactions ....       2.22           (2.14)          3.41           1.15         1.96          (0.21)
                                   ---------       ---------      ---------      ---------    ---------      ---------
  Total From
    Investment Operations .......       2.22           (2.11)          3.42           1.15         2.01          (0.14)
                                   ---------       ---------      ---------      ---------    ---------      ---------
Distributions
  From Net Investment
    Income ......................      (0.02)          (0.07)         (0.09)         (0.05)       (0.03)         (0.06)
  From Net Realized Gains
    on Investment Transactions ..       --             (2.70)         (0.71)         (0.61)       (0.52)         (0.50)
  In Excess of Net
    Realized Gains ..............       --              --             --             --          (0.03)         (0.01)
                                   ---------       ---------      ---------      ---------    ---------      ---------
  Total Distributions ...........      (0.02)          (2.77)         (0.80)         (0.66)       (0.58)         (0.57)
                                   ---------       ---------      ---------      ---------    ---------      ---------
Net Asset Value,
  End of Period .................  $   12.18       $    9.98      $   14.86      $   12.24    $   11.75      $   10.32
                                   =========       =========      =========      =========    =========      =========
  Total Return(3) ...............      22.28%         (15.87)%        29.56%         10.44%       21.04%         (1.13)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average
  Net Assets ....................       1.00%(4)        1.00%          1.00%          0.99%        0.99%          1.00%
Ratio of Net Investment
  Income to Average
  Net Assets ....................       0.03%(4)        0.29%          0.05%          --           0.50%          0.70%
Portfolio Turnover Rate .........         69%            148%            69%           122%         121%           136%
Net Assets,
  End of Period
  (in millions) .................  $     964       $     978      $   1,321      $   1,083    $   1,008      $     897

(1)  Six months ended April 30, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                   www.americancentury.com   35


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                              Advisor Class

                                    1999(1)        1998      1997(2)

PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $  9.96       $ 14.85    $ 14.23
                                   -------       -------    -------
Income From Investment
  Operations
  Net Investment Income
    (Loss)(3) ...................    (0.01)         0.02      (0.01)
  Net Realized and Unrealized
    Gain (Loss) on Investment
    Transactions ................     2.22         (2.14)      0.63
                                   -------       -------    -------
  Total From Investment
    Operations ..................     2.21         (2.12)      0.62
                                   -------       -------    -------
Distributions
  From Net Investment Income ....    (0.01)        (0.07)      --
  From Net Realized Gains
    on Investment Transactions ..     --           (2.70)      --
                                   -------       -------    -------
  Total Distributions ...........    (0.01)        (2.77)      --
                                   -------       -------    -------
Net Asset Value,
  End of Period .................  $ 12.16       $  9.96    $ 14.85
                                   =======       =======    =======
  Total Return(4) ...............    22.13%       (16.03)%     4.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........     1.25%(5)      1.25%      1.25%(5)
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets ....................  (0.22)%(5)       0.04%   (0.23)%(5)
Portfolio Turnover Rate .........       69%          148%        69%
Net Assets, End of Period
  (in thousands) ................  $   942       $   748    $   120

(1)  Six months ended April 30, 1999 (unaudited).

(2)  July 11, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                              See Notes to Financial Statements


36   1-800-345-2021


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                 Institutional Class

                                        1999(1)        1998      1997(2)

PER-SHARE DATA

Net Asset Value,
  Beginning of Period ................  $ 10.00       $ 14.87    $ 13.60
                                        -------       -------    -------
Income From Investment Operations
  Net Investment Income(3) ...........     0.01          0.06       0.01
  Net Realized and Unrealized
    Gain (Loss) on Investment
    Transactions .....................     2.22         (2.14)      1.26
                                        -------       -------    -------
  Total From Investment Operations ...     2.23         (2.08)      1.27
                                        -------       -------    -------
Distributions
  From Net Investment Income .........    (0.04)        (0.09)      --

  From Net Realized Gains
    on Investment Transactions .......     --           (2.70)      --
                                        -------       -------    -------
  Total Distributions ................    (0.04)        (2.79)      --
                                        -------       -------    -------
Net Asset Value,
  End of Period ......................  $ 12.19       $ 10.00    $ 14.87
                                        =======       =======    =======
  Total Return(4) ....................    22.39%       (15.67)%     9.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............     0.80%(5)      0.80%      0.80%(5)
Ratio of Net Investment
  Income to Average Net Assets .......     0.23%(5)      0.49%      0.21%(5)
Portfolio Turnover Rate ..............       69%          148%        69%
Net Assets, End of Period
  (in thousands) .....................  $    89       $    70    $   129

(1)  Six months ended April 30, 1999 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                   www.americancentury.com   37


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Investor Class

                                     1999(1)          1998           1997           1996           1995           1994

PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $   28.03       $   27.86      $   22.21      $   23.88      $   22.99      $   25.27
                                   ---------       ---------      ---------      ---------      ---------      ---------
Income From Investment
  Operations
  Net Investment
    Income (Loss) ...............      (0.03)(2)       (0.01)(2)       0.01(2)       (0.01)(2)       0.08(2)        0.06
  Net Realized and
    Unrealized Gain
  on Investment Transactions ....       6.32            4.35           6.07           1.47           4.08           0.48
                                   ---------       ---------      ---------      ---------      ---------      ---------
  Total From Investment
    Operations ..................       6.29            4.34           6.08           1.46           4.16           0.54
                                   ---------       ---------      ---------      ---------      ---------      ---------
Distributions
  From Net
    Investment Income ...........       --              --            (0.18)         (0.07)         (0.05)         (0.06)
  From Net Realized
    Gains on Investment
    Transactions ................      (5.39)          (4.17)         (0.25)         (2.98)         (3.18)         (2.76)
  In Excess of Net
    Realized Gains ..............       --              --             --            (0.08)         (0.04)          --
                                   ---------       ---------      ---------      ---------      ---------      ---------
  Total Distributions ...........      (5.39)          (4.17)         (0.43)         (3.13)         (3.27)         (2.82)
                                   ---------       ---------      ---------      ---------      ---------      ---------
Net Asset Value,
  End of Period .................  $   28.93       $   28.03      $   27.86      $   22.21      $   23.88      $   22.99
                                   =========       =========      =========      =========      =========      =========
  Total Return(3) ...............      24.79%          18.53%         27.85%          8.18%         22.31%          2.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
  Expenses to Average
Net Assets ......................       1.00%(4)        1.00%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment
  Income to Average
Net Assets ......................  (0.20)%(4)          (0.02)%         0.02%         (0.10)%         0.40%          0.30%
Portfolio Turnover Rate .........         48%            126%            75%           122%           141%           100%
Net Assets,
  End of Period
  (in millions) .................  $   7,720       $   6,097      $   5,113      $   4,765      $   5,130      $   4,363

(1)  Six months ended April 30, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period It

also includes some key statistics for the period:
* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements
38   1-800-345-2021


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                      Advisor Class

                                           1999(1)          1998       1997(2)
PER-SHARE DATA

Net Asset Value,
  Beginning of Period ................  $   27.97       $   27.84    $   24.36
                                        ---------       ---------    ---------
Income From Investment

  Net Investment Loss(3) .............      (0.07)          (0.08)       (0.06)
  Net Realized and Unrealized
    Gain on Investment
    Transactions .....................       6.32            4.35         3.54
                                        ---------       ---------    ---------
  Total From Investment Operations ...       6.25            4.27         3.48
                                        ---------       ---------    ---------
Distributions
  From Net Realized Gains
    on Investment Transactions .......      (5.32)          (4.14)        --
                                        ---------       ---------    ---------
Net Asset Value, End of Period .......  $   28.90       $   27.97    $   27.84
                                        =========       =========    =========

  Total Return(4) ....................      24.63%          18.23%       14.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............       1.25%(5)        1.25%        1.25%(5)
Ratio of Net Investment
  Loss to Average Net Assets .........  (0.45)%(5)          (0.27)%  (0.47)%(5)
Portfolio Turnover Rate ..............         48%            126%          75%
Net Assets, End of Period
  (in thousands) .....................  $   9,864       $   5,520    $   2,200

(1)  Six months ended April 30, 1999 (unaudited).

(2)  June 4, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                   www.americancentury.com   39


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                            Institutional Class

                                      1999(1)       1998      1997(2)
PER-SHARE DATA

Net Asset Value,
  Beginning of Period ...........  $   28.08     $   27.88  $   25.75
                                   ---------     ---------  ---------
Income From Investment Operations
  Net Investment Income
    (Loss)(3) ...................      (0.01)         0.05       0.01
  Net Realized and Unrealized
    Gain on Investment
    Transactions ................       6.35          4.34       2.12
                                   ---------     ---------  ---------
  Total From Investment
    Operations ..................       6.34          4.39       2.13
                                   ---------     ---------  ---------
Distributions
  From Net Realized Gains
    on Investment
    Transactions ................      (5.46)        (4.19)      --
                                   ---------     ---------  ---------
Net Asset Value, End of Period ..  $   28.96     $   28.08  $   27.88
                                   =========     =========  =========
  Total Return(4) ...............      24.97%        18.77%      8.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets .........       0.80%(5)      0.80%      0.80%(5)
Ratio of Net Investment
  Income to Average Net Assets ..      --(6)          0.18%      0.07%(5)
Portfolio Turnover Rate .........         48%          126%        75%
Net Assets, End of Period
  (in thousands) ................  $   1,438     $     465  $     171

(1)  Six months ended April 30, 1999 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Annualized ratio is less than 0.005%.

                                              See Notes to Financial Statements


40   1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     INSTITUTIONAL  CLASS  shares  are  available  to  endowments,  foundations, defined  benefit  pension  plans,  or  financial  intermediaries  serving  these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com    41


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions. In addition to these principles, each fund has its own investment policies:

AMERICAN CENTURY SELECT seeks large, established companies that show accelerating growth rates. Also, at least 80% of the fund's assets must be invested in stocks or securities that pay regular dividends or otherwise produce income. These dividends, and the established nature of the companies in which Select invests, help lessen the fund's short-term price fluctuations.

AMERICAN CENTURY HERITAGE seeks smaller and midsized firms showing accelerating growth rates, and at least 60% of its assets must be in stocks or securities paying regular dividends or otherwise producing income. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability -- and greater long-term growth potential -- than Select. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies.

AMERICAN CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or midsized firms.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

The RUSSELL 1000 INDEX, created by Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS

SELECT
     JEAN LEDFORD, CFA
     RICHARD WELSH

HERITAGE
     HAROLD BRADLEY
     LINDA PETERSON, CFA

GROWTH
     C. KIM GOODWIN
     GREG WOODHAMS, CFA


42   1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 32-40.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.


* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.


                                                   www.americancentury.com   43


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.


RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


44   1-800-345-2021


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

[american century logo(reg.sm)]
American
Century

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9906                               Funds Distributor, Inc.
SH-BKT-16618                      (c)1999 American Century Services Corporation

[front cover]
                                                                 April 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of stairs]

GIFTRUST(reg.sm)

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century




[inside front cover]

Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

MINIMIZE YOUR MUTUAL FUND TAX HIT

    American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

    * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

    * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

    * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.

Giftrust is a registered service mark of American Century Services Corporation.

[left margin]

GIFTRUST
(TWGTX)

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF THE FUNDS CLASSIFIED BY OBJECTIVE AND RISK.




Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     These are unusual times in the equity markets. The first half of Giftrust's fiscal year, which ended April 30, 1999, was marked by dramatic shifts in market sentiment. Much of the time a few large, popular growth stocks continued to flourish, while almost anything smaller--unless it was an Internet-related company--was caught in the market's crosscurrents. The performance of small stocks came in bursts, one as the period began and another as it ended.

     Giftrust's results improved, although its performance failed to match that of its benchmark index, and its returns remain below our expectations. The fund has continued to fight the negative psychology that has impeded the performance of small and midsized companies for several years. Although the shares of smaller firms fared better in the first half of the year, pessimism about small-cap investing is still alive and well. However, we remain confident that the growth and earning power of well-managed smaller businesses will eventually be translated into improved stock market returns.

     At American Century, our focus continues to be on making it easier to do business with us and on helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. We believe the American Century nameplate makes it simpler for you to identify your funds.

     We have also reclassified our entire family of 71 funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     We also continued to expand the American Century investment team, which has doubled over the last three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group.

     Finally, we redesigned and enhanced our Web site, www.americancentury.com. There you'll find daily fund information, including performance and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

 Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3

GIFTRUST
   Performance .............................................................   4
   Management Q&A ..........................................................   5
   Portfolio at a Glance ...................................................   5
   Top Ten Holdings ........................................................   6
   Top Five Industries .....................................................   6
   Types of Investments ....................................................   7
   Schedule of Investments .................................................   8
   Financial Highlights ....................................................  15

FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities .............................................................  10
   Statement of Operations .................................................  11
   Statements of Changes
   in Net Assets ...........................................................  12
   Notes to Financial
   Statements ..............................................................  13

OTHER INFORMATION
   Background Information
      Investment Philosophy
   and Policies ............................................................  16
      Comparative Indices ..................................................  16
      Portfolio Managers ...................................................  16
   Glossary ................................................................  17


                                                www.americancentury.com       1


Report Highlights
-------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period was marked by dramatic shifts in market sentiment. Much of the time, the market was led by a small group of large, popular growth stocks, as investors, uncertain about the strength of the economy moving forward, sought firms with predictable earnings. Meanwhile, the performance of small stocks came in short bursts, one as the period began and another as it ended.

* All three growth stock categories--small, midsize and large-- posted double-digit returns during the six-month period.

* The Federal Reserve's lowering of short-term interest rates last fall sparked rallies in both ends of the market, but the move was short-lived for smaller stocks. In April, value stocks and those of large industrial companies shot up, as the Dow Jones Industrial Average gained more than 10% during the month, compared to a 3.79% increase in the S&P 500 Index. The Russell 2000, a small-cap index, was up almost 9% during April, as investors recognized the attractive valuations of small and midsized firms.

GIFTRUST

* Giftrust's gain over the period, while strong, lagged that of its benchmark. Still, the fund significantly outperformed the majority of its peers for the six months.

* The fund's top 10 investments accounted for more than a quarter of the fund, and six of its best contributors were on that list.

* Giftrust's weighting in firms making semiconductors -- computer chips that store and send information -- was doubled over the period. The explosion in Internet traffic has triggered the need for high-capacity communications pipelines and the fund owns firms that are working on the next generation of semiconductors.

* The fund's progress was slowed by a steep decline in the share price of one of its largest positions, PathoGenesis, a biotechnology company. The firm came out with a promising new drug to treat cystic fibrosis. Sales turned out to be well below what investors expected, however, and the stock tumbled.

[left margin]

"THE FUND'S TOP 10 INVESTMENTS ACCOUNTED FOR MORE THAN A QUARTER OF THE FUND, AND SIX OF ITS BEST CONTRIBUTORS WERE ON THAT LIST."

                 GIFTRUST
                  (TWGTX)
TOTAL RETURNS            AS OF 4/30/99
   6 Months              17.09%*
   1 Year                -21.02%
INCEPTION DATE:          11/25/83
NET ASSETS:            $909.6 million

* Not annualized.

Investment terms are defined in the Glossary on pages 17-18.


2        1-800-345-2021


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------
/photo James E. Stowers III/
James E. Stowers III, Chief Executive Officer of American Century

MARKET PERFORMANCE WAS BROADER

     The chart in the lower right corner of this page, Market Performance, will show you at a glance how stocks behaved over the six-month period ended April 30, 1999. The returns of all three stock categories--small, midsize, and large--were squarely in double digits. That in itself is impressive. Over the past several years it has been far more typical for the stocks of midsize and small companies to lag, often by substantial margins, those of larger companies, and especially those of the very largest multinational companies.

THE FEDERAL RESERVE STEPS IN

     As you may recall, in September 1998, the financial markets were less tranquil. Many were in crisis until the Federal Reserve Board (the U.S. central bank) stepped in and stabilized the situation by lowering short-term interest rates. The strategy worked and smaller stocks rallied. Large stocks moved higher too, led by technology and Internet-related companies, but smaller stocks appeared to fall back into familiar patterns--greater volatility, and lower returns. In early spring, however, this changed noticeably.

THE S&P 500 SLOWS

     In April, value stocks and those of large manufacturers such as Dow Chemical and Caterpillar shot up. The Dow Jones Industrial Average jumped 10.25% in April, trouncing the S&P 500's 3.79% gain. The S&P 400, the midsize benchmark, also came out slightly ahead, up 7.88% for the month, while the Russell 2000, a small-cap index, rose 8.96%. The S&P 500/BARRA Value Index, a popular measure of value stocks, leapt 8.62%, posting one of its best performances in years.

     Several  factors  contributed  to the change in market  dynamics.  For one,
market  leadership  had  remained   unusually   narrow,   with  size  the  chief
differential in performance.

     As a result, big growth companies became increasingly expensive, and the fear grew that any reversion to normal performance could be costly. A perception arose, as the economy continued to grow, that perhaps the economic cycle wasn't ending but instead was beginning anew, kicking off another growth cycle. Given that forecast, economically sensitive companies (the industrials) were the likely beneficiaries.

     It's too early to tell whether this scenario will prove true, but the perception sparked an unusually robust short-term reaction.

GOOD BUSINESSES,  GOOD STOCKS

     At American Century, we try not to overreact to short-term market developments. Our focus is on helping shareholders build their capital over time. We do that by searching for the best small and midsized businesses available, particularly those with accelerating rates of earnings growth, no matter which sector of the economy they represent.

[right margin]

"THE RETURNS OF ALL THREE STOCK CATEGORIES -- SMALL, MIDSIZE, AND LARGE -- WERE SQUARELY IN DOUBLE DIGITS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1999
S&P 500            22.31%
S&P MIDCAP 400     18.86%
RUSSELL 2000       15.16%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks.

[chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1999

                 S&P 500    S&P Mid-Cap 400     Russell 2000
10/31/98          $1.00           $1.00           $1.00
11/30/98          $1.06           $1.05           $1.05
12/31/98          $1.12           $1.18           $1.12
1/31/99           $1.17           $1.13           $1.13
2/28/99           $1.13           $1.07           $1.04
3/31/99           $1.18           $1.10           $1.06
4/30/99           $1.22           $1.19           $1.15

Value on 4/30/99
S&P 500          $1.22
S&P MidCap 400   $1.19
Russell 2000     $1.15


                                              www.americancentury.com          3


Giftrust--Performance
-------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999
                                    GIFTRUST    RUSSELL 2000 GROWTH
6 MONTHS(1)                          17.09%         25.74%
1 YEAR                              -21.02%         -3.77%
===================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                              -7.65%          6.13%
5 YEARS                               7.86%         12.62%
10 YEARS                             15.06%         10.96%
LIFE OF FUND(2)                      16.00%       9.04%(3)

(1) Returns for periods less than one year are not annualized.

(2) Inception was 11/25/83.

(3) Since 11/30/83, the date nearest the fund's inception for which data are available.

See pages 16-18 for information about the Russell 2000 Growth Index and returns.

[chart data below]

PERFORMANCE OF $10,000 OVER 10 YEARS

Date             Giftrust      Russell 2000 Growth
4/30/89          $10,000          $10,000
4/30/90          $11,321          $10,064
4/30/91          $13,146          $11,351
4/30/92          $17,062          $12,875
4/30/93          $21,464          $13,634
4/30/94          $27,869          $15,617
4/30/95          $36,854          $16,980
4/30/96          $51,655          $23,661
4/30/97          $37,667          $20,458
4/30/98          $51,513          $29,398
4/30/99          $40,694          $28,289

Value on 4/30/99
Giftrust               $40,694
Russell 2000 Growth    $28,289

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[chart data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

Date        Giftrust    Russell 2000 Growth
4/30/90       13.21%         0.64%
4/30/91       16.12%        12.79%
4/30/92       29.79%        13.42%
4/30/93       25.80%         5.90%
4/30/94       29.84%        14.54%
4/30/95       32.24%         8.73%
4/30/96       40.16%        39.35%
4/30/97      -27.08%       -13.54%
4/30/98       36.76%        43.70%
4/30/99      -21.02%        -3.77%


4          1-800-345-2021


Giftrust--Q&A
--------------------------------------------------------------------------------
/photo Chris Boyd and John Seitzer/
Chris Boyd and John Seitzer, portfolio managers on the Giftrust investment team

     An interview with Chris Boyd and John Seitzer, portfolio managers on the Giftrust investment team.

HOW DID GIFTRUST PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 1999?

     Giftrust gained 17.09% during the period, versus a 25.74% return for its benchmark, the Russell 2000 Growth Index. Although it lagged the Russell,
Giftrust significantly outperformed the majority of its peers. The average small-cap fund tracked by Lipper Inc., gained 14.68%, evidence that the period represented an uphill climb for most funds investing in smaller companies. Giftrust's experience placed it in the top 30% of its peers.*

     We've been working earnestly to improve our day-to-day effectiveness, and we're heartened by Giftrust's improved returns. We understand and appreciate the faith people put in American Century when they make this unique investment.

WHICH STOCKS CONTRIBUTED TO RETURNS OVER THE SIX MONTHS?

     Giftrust's top 10 investments accounted for more than a quarter of the fund and six of its best contributors were on that short list.

     Gemstar International Group, our largest holding, gained 90% over the period. This company has invented new technology for videocassette recorders that makes it possible for consumers to record shows with greater ease. "Why should taping TV shows with a VCR be any more difficult than dialing a telephone?" the company asks. Its flagship product enables a consumer to record shows simply by punching in a show's numerical code found in TV listings. Gemstar's technology is built into every major VCR brand. The company also has patents on VCR functions that quickly and easily find and play back recorded shows, as well as patents for on-screen-interactive programming guides.

     CSG Systems International, our second-largest holding, also performed well, up over 40% for the six months. This firm is the leading provider of billing services for cable TV companies. Its client list includes Tele-Communications, Inc., the national cable system recently acquired by AT&T. Industry observers expect additional marriages between cable companies and other businesses seeking direct access to millions of U.S. households, and that could bode well for CSG.

     Uniphase Corporation turned in a triple-digit performance, gaining 145% over the six months. This company serves the telecommunication industry by making special amplifiers that enable fiber optic communications systems to carry more information over greater distances.

     Express Scripts, our third-largest holding, was also a strong contributor, up 50%. This company is involved in what is known as "pharmacy benefit management." Electronically linked to

*The one-, five-, and 10-year rankings for Giftrust among Lipper small-cap funds are 546 out of 676, 216 out of 234, and 22 out of 72, respectively. Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

[right margin]

"WE'VE BEEN WORKING EARNESTLY TO IMPROVE OUR DAY-TO-DAY EFFECTIVENESS, AND WE'RE HEARTENED BY GIFTRUST'S IMPROVED RETURNS."

PORTFOLIO AT A GLANCE
                          4/30/99          10/31/98
NO. OF COMPANIES           92                105
MEDIAN P/E RATIO          36.1              26.4
MEDIAN MARKET             $1.74            $1.16
  CAPITALIZATION         BILLION           BILLION
PORTFOLIO TURNOVER       69%(1)            147%(2)
EXPENSE RATIO           1.00%(3)            1.00%

(1)       Six months ended 4/30/99.
(2)       Year ended 10/31/98.
(3)       Annualized.


Investment terms are defined in the Glossary on pages 17-18.


                                                www.americancentury.com       5


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

more than 50,000 pharmacies around the country, Express Scripts manages prescription benefits for corporations and other clients, providing services such as online claims processing and mail order processing. It is the leader in this specialized field.

OVER THE PERIOD, YOU DOUBLED YOUR WEIGHTING IN COMPANIES THAT MAKE ELECTRONIC COMPONENTS TO 16% OF THE FUND, MAKING IT YOUR LARGEST SECTOR. WHAT KIND OF COMPANIES ARE THESE AND WHAT'S THEIR ATTRACTION?

     Many of the companies in the electronic components segment of the portfolio manufacture semiconductors--computer chips that store and send information. The explosion in Internet traffic, the huge increase in corporate Internet sites, and the rise of "intracompany" web sites have triggered the need for higher-capacity communications pipelines. Put simply, more people want to move more data with greater speed. We own a number of companies that are at work on the next generation of semiconductors to make that possible. Two of them are Vitesse Semiconductor Corp. and PMC-Sierra. Vitesse is a dominant supplier of semiconductors used in fiber optic communications systems. It is one of the few companies with the technology to make very complex chips using a substance called gallium arsenide. PMC-Sierra focuses on high-speed semiconductors used in communications networks. Networks once primarily designed for voice traffic must now shoulder data and video communications as well.

WHICH STOCKS DIDN'T WORK OUT AS YOU EXPECTED?

     Unfortunately, our greatest disappointment was one of our largest positions, a biotechnology company called PathoGenesis. In 1998, the company came out with a promising new drug to treat cystic fibrosis. Early indications from PathoGenesis suggested that the drug was selling well. But, as sometimes happens when new drugs are brought to market, written prescriptions told one story, while distribution numbers told another. Sales turned out to be well below what investors expected and the stock tumbled. We closed out our investment.

     Tekelec is another stock that performed below expectations. This company is a leading supplier of diagnostic systems used by telecommunications companies to test their networks. A product we thought would boost Tekelec's revenues is its advanced switching equipment that enables telephone companies to provide and monitor value-added services like caller ID, call-forwarding, and "local number portability" (the ability to keep your old phone number if you change phone companies). Unfortunately, products like Tekelec's fall under the heading of "discretionary spending" for telephone companies and demand was much less than we anticipated.

     HA-LO Industries, a company that provides branded promotional products (corporate names on clothing, watches, golf bags, etc.) and specializes in corporate promotional events, was our best-performing stock in the fourth quarter of 1998. This year, revenues

[left margin]

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                              AS OF         AS OF
                             4/30/99      10/31/98
GEMSTAR INTERNATIONAL
  GROUP LTD.                   4.9%         1.1%
CSG SYSTEMS
  INTERNATIONAL, INC.          2.7%         2.2%
EXPRESS SCRIPTS,
  INC. CL A                    2.7%         2.4%
FAMILY DOLLAR
  STORES, INC.                 2.4%         2.4%
JABIL CIRCUIT, INC.            2.3%           -
UNIPHASE CORP.                 2.3%         1.8%
VITESSE SEMICONDUCTOR
  CORP.                        2.3%         2.5%
FISERV, INC.                   2.0%         1.3%
COMVERSE
  TECHNOLOGY, INC.             1.9%           -
ANTEC CORP.                    1.8%         0.9%

TOP FIVE INDUSTRIES
                                % OF FUND INVESTMENTS
                                AS OF         AS OF
                              4/30/99        10/31/98*
ELECTRICAL & ELECTRONIC
     COMPONENTS                 15.7%         7.7%
BUSINESS SERVICES
     & SUPPLIES                 14.2%         16.6%
COMMUNICATIONS
     EQUIPMENT                   9.9%         3.6%
COMPUTER SOFTWARE
     & SERVICES                  9.0%         9.0%
LEISURE                          8.0%         3.2%

* Percentages have been adjusted to reflect security industry reclassification.


6          1-800-345-2021


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

from a new part of its business, telemarketing services, came in below expectations. Anytime a company's accelerating growth begins to wane, we consider it a candidate for sale. Thus, HA-LO was sold with the proceeds redeployed in new positions we think are in a better position to sustain their growth.

WHAT ARE SOME OF THOSE NEW POSITIONS, AND WHY DID YOU CHOOSE THEM?

     Jabil Circuit is one. This firm is a contract manufacturer of circuit boards for personal computers and telecommunications equipment. To continue to reduce costs, computer manufacturers like Dell or equipment makers like Hewlett-Packard are outsourcing manufacturing and assembly functions to firms like Jabil that specialize in doing so inexpensively and efficiently.

     A new Internet stock in the portfolio is Inktomi Corp., which develops software used by Internet service providers to increase the capacity of their networks. Its applications include the world's largest Internet search engines. The stock has appreciated more than 180% since we purchased it.

     Comverse Technology is another holding we've added. Comverse serves the telecommunications industry with a number of products, including large-capacity messaging systems and systems for archiving large volumes of recorded information that are used by inbound and outbound call centers, 911 emergency service providers, and financial institutions. The stock has doubled in value since we've owned it.

WHAT IS YOUR OUTLOOK FOR THE REST  OF THE YEAR?

     In our last report to you, which covered a dismal 12-month period for shares of small and midsized companies, we said it would be hard for investors to keep ignoring the attractive valuations in those parts of the market. It has been our view that many well-managed, successful smaller firms were being completely ignored by investors. In fact, the disparity in returns between the largest and smallest companies in calendar year 1998 alone was more than 40% (large-cap up 28%; small-cap down 15%)--the greatest gap in more than 25 years

     That trend continued in early 1999 as investors focused their enthusiasm and cash flow on a narrow list of America's largest and most rapidly growing businesses. In April, however, market sentiment began to shift in favor of both smaller firms and those with more economic sensitivity. This short period of improved performance pales against the underperformance these stocks have experienced since 1995, but it is a welcome and favorable turn for the better.

[right margin]

"THIS SHORT PERIOD OF IMPROVED PERFORMANCE PALES AGAINST THE UNDERPERFORMANCE THESE STOCKS HAVE EXPERIENCED SINCE 1995, BUT IT IS A WELCOME AND FAVORABLE TURN FOR THE BETTER."

[chart data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF APRIL 30, 1999
Common Stocks                99.0%
Temporary Cash Investments      1%

AS OF OCTOBER 31, 1998
Common Stocks                98.00%
Temporary Cash Investments      2%


                                              www.americancentury.com          7


Giftrust--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
COMMON STOCKS-99.3%

AEROSPACE & DEFENSE--3.3%
                  150,000  Avondale Industries, Inc.(1)         $    4,636
                  140,800  General Dynamics Corp.                    9,891
                  200,000  L-3 Communications
                             Holdings, Inc.(1)                       9,763
                  172,800  Newport News Shipbuilding Inc.            4,525
                                                                ----------
                                                                    28,815
                                                                ----------
AUTOMOBILES & AUTO PARTS--1.0%
                  305,000  Gentex Corp.(1)                           9,179
                                                                ----------

BANKING--4.7%
                  180,000  First Tennessee National Corp.            7,791
                  275,000  Huntington Bancshares Inc.                9,728
                  155,000  Marshall & Ilsley Corp.                  10,855
                  150,000  Mercantile Bancorporation Inc.            8,550
                  135,000  UnionBanCal Corp.                         4,632
                                                                ----------
                                                                    41,556
                                                                ----------
BIOTECHNOLOGY--2.6%
                  210,000  Centocor, Inc.(1)                         9,298
                  138,600  IDEC Pharmaceuticals Corp.(1)             7,017
                  127,000  MedImmune, Inc.(1)                        7,005
                                                                ----------
                                                                    23,320
                                                                ----------
BROADCASTING & MEDIA--2.8%
                  130,000  Emmis Communications
                             Corp. Cl A(1)                           5,858
                  215,000  Entercom Communications
                             Corp.(1)                                7,982
                  200,000  Heftel Broadcasting Corp.(1)             10,825
                                                                ----------
                                                                    24,665
                                                                ----------
BUSINESS SERVICES & SUPPLIES--14.2%
                  485,500  Acxiom Corp.(1)                          12,229
                  615,800  CSG Systems International, Inc.(1)       23,901
                  107,900  Corporate Executive
                             Board Co. (The)(1)                      3,014
                  320,900  Express Scripts, Inc. Cl A(1)            23,646
                  301,900  Fiserv, Inc.(1)                          17,680
                  357,000  NCO Group, Inc(1)                        11,669
                  369,365  Nova Corp.(1)                             9,603
                  450,400  Pharmaceutical Product
                             Development, Inc.(1)                   13,090
                  130,000  Profit Recovery Group International,
                             Inc. (The)(1)                           4,753
                   29,800  Sykes Enterprises, Inc.(1)                  613
                  200,000  Tetra Tech, Inc.(1)                       4,856
                                                                ----------
                                                                   125,054
                                                                ----------

Shares                     ($ in Thousands)                     Value
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--9.9%
                  260,000  ADC Telecommunications, Inc.(1)       $  12,464
                  573,500  ANTEC Corp.(1)                           15,610
                   62,000  Carrier Access Corp.(1)                   3,222
                  180,000  Com21, Inc.(1)                            5,625
                  425,000  CommScope, Inc.(1)                       10,359
                  255,000  Comverse Technology, Inc.(1)             16,447
                  195,738  JDS Fitel Inc. ORD(1)                    11,794
                  275,000  Polycom, Inc.(1)                          6,729
                  127,300  Terayon Communication
                             Systems, Inc.(1)                        5,132
                                                                ----------
                                                                    87,382
                                                                ----------
COMPUTER SOFTWARE & SERVICES--9.0%
                   55,000  CNET, Inc.(1)                             7,052
                   40,000  Excite, Inc.(1)                           5,853
                  117,700  Inktomi Corp.(1)                         14,116
                  293,000  Mercury Interactive Corp.(1)              8,268
                  374,800  Rational Software Corp.(1)               11,127
                  188,100  Sapient Corp.(1)                         11,827
                  502,100  USWeb Corp.(1)                           11,313
                   66,000  Veritas Software Corp.(1)                 4,703
                  140,000  Verity, Inc.(1)                           4,939
                                                                ----------
                                                                    79,198
                                                                ----------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.6%
                  113,700  Dycom Industries, Inc.(1)                 5,195
                                                                ----------
CONTROL & MEASUREMENT--0.5%
                  100,000  Orbotech Ltd.(1)                          4,838
                                                                ----------
ELECTRICAL & ELECTRONIC
COMPONENTS--15.7%
                  200,000  ATMI, Inc.(1)                             4,638
                  100,000  Conexant Systems, Inc.(1)                 4,066
                  166,000  Flextronics International Ltd. ADR(1)     7,719
                  431,500  Jabil Circuit, Inc.(1)                   20,091
                  163,300  Lattice Semiconductor Corp.(1)            6,695
                  134,400  PMC--Sierra, Inc.(1)                     12,894
                  244,800  Power Integrations, Inc.(1)               9,578
                  102,000  Qlogic Corp.(1)                           7,140
                   80,000  RF Micro Devices, Inc.(1)                 4,475
                  243,400  Teradyne, Inc.(1)                        11,485
                  170,200  Uniphase Corp.(1)                        20,626
                  500,400  Unitrode Corp.(1)                         8,851
                  443,000  Vitesse Semiconductor Corp.(1)           20,613
                                                                ----------
                                                                   138,871
                                                                ----------

                                           See Notes to Financial Statements


8          1-800-345-2021


Giftrust--Schedule of Investments
----------------------------------------------------------------------------
                                                                 (Continued)
APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
---------------------------------------------------------------------------
FOOD & BEVERAGE--2.0%
                  128,400  Suiza Foods Corp.(1)               $    4,823
                  295,000  U.S. Foodservice, Inc.(1)              12,408
                                                               ------------
                                                                  17,231
                                                               ------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.3%
                  140,000  Asyst Technologies, Inc.(1)             2,559
                                                               ------------
LEISURE--8.0%
                  413,700  Gemstar International Group Ltd.(1)    43,529
                   94,700  International Speedway Corp. Cl A       4,913
                  190,000  Premier Parks Inc.(1)                   6,567
                  154,200  SFX Entertainment, Inc. Cl A(1)         9,492
                  132,600  Speedway Motorsports, Inc.(1)           5,752
                                                               ------------
                                                                  70,253
                                                               ------------
MACHINERY & EQUIPMENT--0.9%
                  304,700  PRI Automation, Inc.(1)                 7,579
                                                               ------------
MEDICAL EQUIPMENT & SUPPLIES--5.3%
                  212,400  Biomet, Inc.                            8,708
                  373,800  IDEXX Laboratories, Inc.(1)             8,469
                  161,600  Ocular Sciences, Inc.(1)                4,944
                  139,200  Priority Healthcare Corp. Cl B(1)       7,056
                  452,000  Sybron International Corp.(1)          12,515
                  165,800  Wesley Jessen VisionCare, Inc.(1)       5,088
                                                               ------------
                                                                  46,780
                                                               ------------
OFFICE EQUIPMENT--1.6%
                  294,900  Electronics for Imaging, Inc.(1)       13,943
                                                               ------------
PHARMACEUTICALS--1.0%
                  398,600  IVAX Corp.(1)                           5,232
                   75,100  QLT PhotoTherapeutics Inc.(1)           3,433
                                                               ------------
                                                                   8,665
                                                               ------------
RESTAURANTS--0.7%
                  149,300  Papa John's International, Inc.(1)      6,000
                                                               ------------

Shares                     ($ in Thousands)                        Value
---------------------------------------------------------------------------
RETAIL (GENERAL MERCHANDISE)--6.9%
                  400,000  Bed Bath & Beyond Inc.(1)           $  14,300
                  364,000  Consolidated Stores Corp.(1)           12,513
                  895,000  Family Dollar Stores, Inc.             21,591
                  198,900  Lands' End, Inc.(1)                     7,608
                  111,250  99 Cents Only Stores(1)                 5,243
                                                               ------------
                                                                  61,255
                                                               ------------
RETAIL (SPECIALTY)--3.3%
                  330,000  Action Performance Cos. Inc.(1)        11,199
                  180,000  O'Reilly Automotive, Inc.(1)            8,325
                  766,800  Sunglass Hut International, Inc.(1)     9,681
                                                               ------------
                                                                  29,205
                                                               ------------
TRANSPORTATION--2.4%
                  397,500  Atlas Air, Inc.(1)                     11,528
                  230,000  CNF Transportation Inc.                10,048
                                                               ------------
                                                                  21,576
                                                               ------------
UTILITIES--0.8%
                  174,300  Calpine Corp.(1)                        7,430
                                                               ------------
WIRELESS COMMUNICATIONS--1.8%
                  627,800  American Tower Corp. Cl A(1)           13,302
                  123,700  Crown Castle International Corp.(1)     2,358
                                                               ------------
                                                                  15,660
                                                               ------------
TOTAL COMMON STOCKS                                              876,209
                                                               ------------
  (Cost $653,015)

 TEMPORARY CASH INVESTMENTS--0.7%
    Repurchase Agreement, Morgan Stanley Group,
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 4.84%, dated 4/30/99,
      due 5/3/99 (Delivery value $6,102)                           6,100
                                                               ------------
  (Cost $6,100)

TOTAL INVESTMENT SECURITIES--100.0%                              $882,309
                                                               ============
  (Cost $659,115)

NOTES TO SCHEDULE OF INVESTMENTS
ADR = American Depositary Receipt
ORD = Foreign Ordinary Share
(1) Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                www.americancentury.com        9


Statement of Assets and Liabilities
------------------------------------------------------------------------------
APRIL 30, 1999 (UNAUDITED)


ASSETS                                   (In Thousands Except Per Share Amounts)
Investment securities, at value
(identified cost of $659,115) (Note 3)
                                                                      $ 882,309
Receivable for investments sold .................................        36,417
Dividends and interest receivable ...............................            35
                                                                      ---------
                                                                        918,761
                                                                      ---------
LIABILITIES
Disbursements in excess of demand deposit cash ..................           848
Payable for investments purchased ...............................         7,565
Payable for capital shares redeemed .............................            22
Accrued management fees (Note 2)  ...............................           742
                                                                      ---------
                                                                          9,177
                                                                      ---------
Net Assets ......................................................     $ 909,584
                                                                      =========
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ......................................................       200,000
                                                                      =========
Outstanding .....................................................        46,105
                                                                      =========
Net Asset Value Per Share .......................................     $   19.73
                                                                      =========
NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .........................     $ 914,784
Net investment loss .............................................        (2,613)
Accumulated net realized loss on investment transactions ........      (225,781)
Net unrealized appreciation on investments (Note 3) .............       223,194
                                                                      ---------
                                                                      $ 909,584
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance--related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


10          1-800-345-2021


Statement of Operations
-----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT LOSS                                                  (In Thousands)
Income:
Interest .........................................................    $     884
Dividends ........................................................          807
                                                                      ---------
                                                                          1,691
                                                                      ---------
Expenses (Note 2):
Management fees ..................................................        4,301
Directors' fees and expenses .....................................            3
                                                                      ---------
                                                                          4,304
                                                                      ---------
Net investment loss ..............................................       (2,613)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments .................................      (77,080)
Change in net unrealized appreciation on investments .............      210,166
                                                                      ---------
Net realized and unrealized gain on investments ..................      133,086
                                                                      ---------
Net Increase in Net Assets Resulting from Operations .............    $ 130,473
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                           www.americancentury.com            11


Statements of Changes in Net Assets

--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1998

Increase (Decrease) in Net Assets
                                                                        1999           1998
OPERATIONS                                                                 (In Thousands)

Net investment loss ..............................................$    (2,613)   $    (5,129)
Net realized loss on investments .................................    (77,080)      (147,006)
Change in net unrealized appreciation on investments .............    210,166       (188,500)
                                                                  -----------    -----------
Net increase (decrease) in net assets resulting from operations ..    130,473       (340,635)
                                                                  -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ...............       --          (29,001)
In excess of net realized gains on investment transactions .......       --           (1,705)
                                                                  -----------    -----------
Decrease in net assets from distributions ........................       --          (30,706)
                                                                  -----------    -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................................     28,212         91,178
Proceeds from reinvestment of distributions ......................       --           30,700
Payments for shares redeemed .....................................     (6,505)       (16,773)
                                                                  -----------    -----------
Net increase in net assets from capital share transactions .......     21,707        105,105
                                                                  -----------    -----------
Net increase (decrease) in net assets ............................    152,180       (266,236)
NET ASSETS
Beginning of period ..............................................    757,404      1,023,640
                                                                  -----------    -----------
End of period ....................................................$   909,584    $   757,404
                                                                  ===========    ===========
Net investment loss ..............................................$    (2,613)          --
                                                                  ===========    ===========
TRANSACTIONS IN SHARES OF THE FUND
Sold .............................................................      1,479          4,100
Issued in reinvestment of distributions ..........................       --            1,395
Redeemed .........................................................       (335)          (740)
                                                                  -----------    -----------

Net increase .....................................................      1,144          4,755
                                                                  ===========    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period
* distributions--income and gains distributed to shareholders
* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


12       1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Giftrust (the fund) is one of the thirteen series of funds issued by the corporation. The fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at April 30, 1999.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                          www.americancentury.com             13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

     At October 31, 1998, accumulated net realized capital loss carryovers of $141,675,075 (expiring in 2006) may be used to offset future taxable gains.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, were $636,903,745 and $571,107,554, respectively.

     As  of  April  30,  1999,   accumulated  net  unrealized   appreciation  on
investments was $217,840,605, based on the aggregate cost of investments for federal income tax purposes of $664,468,856 which consisted of unrealized appreciation of $227,822,892 and unrealized depreciation of $9,982,287.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through April 30, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

   The following name change became effective March 1, 1999:


               NEW NAME           FORMER NAME
              ==================================================================
   FUND:       Giftrust Fund      American Century - Twentieth Century Giftrust


14         1-800-345-2021


Giftrust--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
                                            1999(1)         1998          1997            1996          1995          1994

PER-SHARE DATA
Net Asset Value, Beginning of Period .....$   16.85      $   25.46     $   25.79       $   25.63     $   20.50     $   19.23
                                          ---------      ---------     ---------       ---------     ---------     ---------
Income From Investment Operations
  Net Investment Loss ....................    (0.06)(2)      (0.12)(2)     (0.18)(2)       (0.20)(2)     (0.16)(2)     (0.10)
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......     2.94          (7.74)         0.63            2.46          6.37          3.28
                                          ---------      ---------     ---------       ---------     ---------     ---------
  Total From Investment Operations .......     2.88          (7.86)         0.45            2.26          6.21          3.18
                                          ---------      ---------     ---------       ---------     ---------     ---------
Distributions
  From Net Realized Gains on
  Investment Transactions ................     --            (0.75)        (0.78)          (2.10)        (1.08)        (1.91)
  In Excess of Net Realized Gains ........     --            --(3)          --              --            --            --
                                          ---------      ---------     ---------       ---------     ---------     ---------
  Total Distributions ....................     --            (0.75)        (0.78)          (2.10)        (1.08)        (1.91)
                                          ---------      ---------     ---------       ---------     ---------     ---------
Net Asset Value, End of Period ...........$   19.73      $   16.85     $   25.46       $   25.79     $   25.63     $   20.50
                                          =========      =========     =========       =========     =========     =========
  Total Return(4) ........................    17.09%        (31.55)%        1.95%           9.72%        32.52%        18.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ....................     1.00%(5)       1.00%         1.00%           0.98%         0.98%         1.00%
Ratio of Net Investment Loss
to Average Net Assets ....................(0.61)%(5)         (0.54)%       (0.74)%         (0.80)%       (0.70)%       (0.70)%
Portfolio Turnover Rate ..................       69%           147%          118%            121%          105%          115%
Net Assets, End of Period (in millions) ..$     910      $     757     $   1,024       $     866     $     561     $     266

(1)  Six months ended April 30, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:
* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements

                                                www.americancentury.com       15


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own policies.

     AMERICAN CENTURY GIFTRUST generally invests in the securities of small- and medium-sized companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios, and, in general, share other characteristics with value-style stocks.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS
GIFTRUST
     CHRIS BOYD, CFA
     JOHN SEITZER, CFA


16        1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE  CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth.


                                             www.americancentury.com          17


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS
INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity, allowing maximum portfolio diversification.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


18        1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                               www.americancentury.com        19


Notes
--------------------------------------------------------------------------------


20               1-800-345-2021



[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

[american century logo(reg.sm)]
American
Century

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9906                                                    Funds Distributor, Inc.
SH-BKT-16619                       (c)1999 American Century Services Corporation

[front cover]

                                                                  APRIL 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of stairs]

NEW OPPORTUNITIES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

MINIMIZE YOUR MUTUAL FUND TAX HIT

    American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

    * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

    * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

    * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.

[left margin]

NEW OPPORTUNITIES
(TWNOX)
-----------------

Turn to the inside back cover of this report to see a list of the funds classified by objective and risk.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     These are unusual times in the equity markets. The first half of New Opportunities' fiscal year, which ended April 30, 1999, was marked by dramatic shifts in market sentiment. Much of the time a few large, popular growth stocks continued to flourish, while almost anything smaller--unless it was an Internet-related company--was caught in the market's crosscurrents. The performance of small stocks came in bursts, one as the period began and another as it ended.

     New Opportunities posted robust returns, even in the face of a negative psychology that has impeded the performance of small stocks for several years. Small stocks fared better in the first half of the year, but pessimism about small-cap investing is still alive and well. However, we remain firm believers that small stocks will return to favor.

     At American Century, our focus continues to be on making it easier to do business with us and on helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. We believe the American Century nameplate makes it simpler for you to identify your funds.

     We have also reclassified our entire family of 71 funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     We also continued to expand the American Century investment team, which has doubled over the last three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group.

     Finally, we redesigned and enhanced our Web site, www.americancentury.com. There you'll find daily fund information, including performance and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

                    Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
NEW OPPORTUNITIES
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
   Financial Highlights ...................................................   15
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
OTHER INFORMATION
   Retirement Account
      Information .........................................................   16
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Portfolio Managers ..................................................   17
   Glossary ...............................................................   18


                                                   www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period was marked by dramatic shifts in market sentiment. Much of the time, the market was led by a small group of large, popular growth stocks, as investors, uncertain about the strength of the economy moving forward, sought firms with predictable earnings. Meanwhile, the performance of small stocks came in short bursts, one as the period began, another as it ended.

* All three growth stock categories--small, midsize, and large--posted double-digit returns during the six-month period.

* The Federal Reserve's lowering of short-term interest rates last fall sparked rallies in both ends of the market, but the move was short-lived for smaller stocks. Later, in April, value stocks and those of large industrial companies shot up, as the Dow Jones Industrial Average gained more than 10% during the month, compared to a 3.79% increase in the S&P 500 Index. At the other end of the market, the Russell 2000, a small-cap index, was up almost 9% for the month.

NEW OPPORTUNITIES

* New Opportunities rode a rally in small and midsize stocks to one of its best six-month runs ever, significantly outperforming its benchmark. The fund's larger positions fared particularly well over the period.

* New Opportunities was drawn to computer software companies over the period whose products help companies in all parts of the economy work more efficiently. Pinnacle Systems, its largest holding, makes computer-based editing systems for broadcasters. Gemstar International Group, its second-largest holding, has invented new technology for videocassette recorders.

* The fund's progress was slowed by a steep decline in the share price of one of its largest positions, PathoGenesis, a biotechnology company. The firm came out with a promising new drug to treat cystic fibrosis. Sales turned out to be well below what investors expected, however, and the stock tumbled.

[left margin]

"THE FUND'S LARGER  POSITIONS FARED  PARTICULARLY WELL  OVER THE PERIOD."

                   NEW OPPORTUNITIES
                        (TWNOX)
TOTAL RETURNS:                            AS OF 4/30/99
   6 Months                            32.70%*
   1 Year                                 5.15%
INCEPTION DATE:                                12/26/96
NET ASSETS:                              $259.9 million

*Not annualized.

Investment terms are defined in the Glossary on pages 18-19.


2   1-800-345-2021


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]
James E. Stowers III, Chief Executive Officer of American Century

MARKET PERFORMANCE WAS BROADER

     The chart in the lower right corner of this page, Market Performance, will show you at a glance how stocks behaved over the six-month period ended April 30, 1999. The returns of all three stock categories--small, midsize, and large--were squarely in double digits. That in itself is impressive. Over the past several years it has been far more typical for the stocks of midsize and small companies to lag, often by substantial margins, those of larger companies, and especially those of the very largest multinational companies.

THE FEDERAL RESERVE STEPS IN

     As you may recall, back in September 1998, the financial markets were less tranquil. Many were in crisis until the Federal Reserve Board (the U.S. central bank) stepped in and stabilized the situation by lowering short-term interest rates. The strategy worked and smaller stocks rallied. Large stocks moved higher too, led by technology and Internet-related companies, but smaller stocks appeared to fall back into familiar patterns--greater volatility, and lower returns. In early spring, however, this changed noticeably.

THE S&P 500 SLOWS

     In April, value stocks and those of large manufacturers such as Dow Chemical and Caterpillar shot up. The Dow Jones Industrial Average jumped 10.25% in April, trouncing the S&P 500's 3.79% gain. The S&P 400, the midsize benchmark, also came out slightly ahead as well, up 7.88% for the month, while the Russell 2000, a small-cap index, rose 8.96%. The S&P 500/BARRA Value Index, a popular measure of value stocks, leapt 8.62%, posting one of its best performances in years.

     Several  factors  contributed  to the change in market  dynamics.  For one,
market  leadership  had  remained   unusually   narrow,   with  size  the  chief
differential in performance.

     As a result, big growth companies became increasingly expensive, and the fear grew that any reversion to normal performance could be costly. A perception arose, as the economy continued to grow, that perhaps the economic cycle wasn't ending but instead was beginning anew, kicking off another growth cycle. Given that forecast, economically sensitive companies (industrial firms) were the likely beneficiaries.

     It's too early to tell whether this scenario will prove true, but the perception sparked an unusually robust short-term reaction.

GOOD BUSINESSES, GOOD STOCKS

     At American Century, we try not to overreact to short-term market developments. Our focus is on helping share-holders build their capital over time. We do that by searching for the best smaller businesses available, particularly those with accelerating rates of earnings growth, no matter which sector of the economy they represent.

[right margin]

"THE RETURNS OF ALL THREE STOCK CATEGORIES-- SMALL, MIDSIZE, AND LARGE--WERE SQUARELY IN DOUBLE DIGITS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1999

S&P 500         22.31%
S&P MIDCAP 400  18.86%
RUSSELL 2000    15.16%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks.

[mountain chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1999

Date          S&P 500        S&P Mid-Cap 400     Russell 2000
10/31/98        1.00             1.00               1.00
11/30/98        1.06             1.05               1.05
12/31/98        1.12             1.18               1.12
1/31/99         1.17             1.13               1.13
2/28/99         1.13             1.07               1.04
3/31/99         1.18             1.10               1.06
4/30/99         1.22             1.19               1.15

Value on      S&P 500      S&P MidCap 400      Russell 2000
4/30/99       $1.22             $1.19              $1.15


                                                    www.americancentury.com   3


New Opportunities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                               NEW OPPORTUNITIES      RUSSELL 2000
                                                      GROWTH INDEX

6 MONTHS(1) .....................    32.70%              25.74%
1 YEAR ..........................     5.15%              -3.77%
AVERAGE ANNUAL RETURNS
LIFE OF FUND(2) .................    10.59%              9.03%(3)

(1) Returns for periods less than one year are not annualized.

(2) Inception was 12/26/96.

(3) Since 12/31/96, the date nearest the fund's inception for which data are available.

See pages 17-19 for information about the Russell 2000 Growth Index and returns.

[mountiain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 4/30/99
New Opportunities             $12,436
Russell 2000 Growth Index     $12,233

Date          New Opportunities          Russell 2000 Growth Index
12/31/96          10000                           10000
 1/31/97           9745                           10250
 2/28/97           8763                            9631
 3/31/97           7957                            8951
 4/30/97           7860                            8847
 5/31/97           9294                           10177
 6/30/97           9962                           10522
 7/31/97          10847                           11061
 8/31/97          10945                           11392
 9/30/97          11712                           12301
10/31/97          10434                           11562
11/30/97          10060                           11287
12/31/97          10316                           11294
 1/31/98          10001                           11144
 2/28/98          10826                           12128
 3/31/98          11455                           12636
 4/30/98          11829                           12713
 5/31/98          11043                           11789
 6/30/98          11633                           11909
 7/31/98          11024                           10914
 8/31/98           8784                            8395
 9/30/98           9117                            9247
10/31/98           9373                            9729
11/30/98          10198                           10484
12/31/98          11691                           11433
 1/31/99          11848                           11948
 2/28/99          10885                           10854
 3/31/99          11769                           11241
 4/30/99          12436                           12233

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. New Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING APRIL 30)

           New Opportunities     Russell 2000 Growth Index
Date            Return                   Return
4/30/97         -21.41%                 -11.52%
4/30/98          50.50%                  43.70%
4/30/99           5.15%                  -3.77%


*Fund performance from 12/26/96 to 4/30/97; index performance from 12/31/96 to 4/30/97.


4   1-800-345-2021


New Opportunities--Q&A
--------------------------------------------------------------------------------

[photo of Chris Boyd and John Seitzer]
Chris Boyd and John Seitzer, portfolio managers on the New Opportunities investment team

     An interview with Chris Boyd and John Seitzer, portfolio managers on the New Opportunities investment team.

WHAT WAS NEW OPPORTUNITIES' RETURN FOR THE SIX MONTHS ENDED APRIL 30, 1999?

     New Opportunities rode a rally in small and midsize stocks to a 32.70% return, one of its best six-month runs ever. Its benchmark, the Russell 2000 Growth Index, was up 25.74% for the period.

WHICH STOCKS CONTRIBUTED TO RETURNS  OVER THE SIX MONTHS?

     New Opportunities found itself in the enviable position of having some of its largest positions turn in the best results.

     Pinnacle Systems, our largest holding at 5% of the fund, makes computer-based video editing systems. Broadcasters use its software to produce graphics, animation, and other special effects (such as titles and graphics for sporting events like the Super Bowl or the Olympics). In 1998 alone, the company introduced 12 new products, including video software tools for desktop computers and software for editing and enhancing home videos. Pinnacle's stock rose 60% over the period.

     Gemstar International Group, our second-largest holding, was our best-performing stock, gaining 90%. This company has invented new technology for videocassette recorders that makes it possible for consumers to record shows with greater ease. "Why should taping TV shows with a VCR be any more difficult than dialing a telephone?" the company asks. Its flagship product enables a consumer to record shows simply by punching in a show's numerical code found in TV listings. Gemstar's technology is built into every major VCR brand. The company also has patents on VCR functions that quickly and easily find and play back recorded shows, as well as patents for on-screen interactive programming guides.

     Harmonic Lightwaves is a relative newcomer to the portfolio. This communications equipment company is a high-tech provider to the cable industry. AT&T's recent acquisition of the cable giant Tele-Communications is another sign that cable networks may well be the communications pipelines of the future, through which local phone, Internet access, and long-distance services will be provided. Companies like AT&T and Microsoft are investing billions to make that possible, and firms like Harmonic are benefiting from the tremendous capital spending going on in the cable industry. The stock has risen more than 300% since we purchased it.

COMPUTER SOFTWARE AND SERVICES COMPANIES COMPRISE ONE OF THE PORTFOLIO'S LARGEST INDUSTRY WEIGHTINGS. WHAT'S THE ATTRACTION OF THESE COMPANIES?

     The first thing we're attracted by is their earnings acceleration. Secondly, in addition to its growth prospects, the software industry is much more diversified than one might think. Some investors hear the word "software" and think Internet, but that's just the tip of

[right margin]

"NEW OPPORTUNITIES FOUND ITSELF IN THE ENVIABLE POSITION OF HAVING SOME OF ITS LARGEST POSITIONS TURN IN THE BEST RESULTS."

PORTFOLIO AT A GLANCE
                                    4/30/99          10/31/98
NO. OF COMPANIES                      99                95
MEDIAN P/E RATIO                     25.5              23.7
MEDIAN MARKET                       $597               $446
   CAPITALIZATION                   MILLION           MILLION
PORTFOLIO TURNOVER                  83%(1)            147%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                 1.50%(3)            1.50%

(1)       Six months ended 4/30/99.

(2)       Year ended 10/31/98.

(3)       Annualized.

Investment terms are defined in the Glossary on pages 18-19.


                                                   www.americancentury.com   5


New Opportunities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

the iceberg. There's a huge demand for computer software to help companies in all walks of life solve problems and work more efficiently. Two good-performing examples from our portfolio are Project Software & Development and New Dimension Software.

     Project Software & Development is a leading producer of what is known as "maintenance management" software, used primarily by manufacturing companies to find ways to reduce downtime, control expenses, and effectively deploy equipment and personnel. New Dimension Software centers on "application service assurance" --keeping critical computer systems up and running. Its typical customers include credit card companies that process millions of transactions a day and airlines who rely on timely data to book reservations and schedule flights, maintenance, and traffic.

WHICH STOCKS DIDN'T WORK OUT AS YOU EXPECTED?

     Unfortunately, our greatest disappointment was one of our larger positions, a biotechnology company called PathoGenesis. In 1998, the company came out with a promising new drug to treat cystic fibrosis. Early indications from PathoGenesis suggested that the drug was selling well. But, as is sometimes the case with new drugs, written prescriptions told one story, while distribution numbers told another. Sales turned out to be well below what investors expected and the stock crashed literally overnight. We closed out our investment.

     In our last report, we discussed our confidence in business services firms, companies that help other businesses solve problems outside their expertise, known in the field as "outsourcing." We expected one of our largest holdings in that field, Administaff, to have a good 1999 after posting a 40% increase in revenues in 1998. The company's main business is serving as a full-service human resources department for small and medium-sized businesses. Unfortunately, a marketing alliance forged with American Express has not provided the expected boost and earnings have slowed.

     HA-LO Industries, a company that provides branded promotional products (corporate names on clothing, watches, golf bags, etc.) and specializes in corporate promotional events, was our best-performing stock in the fourth quarter  of  1998.  This  year,  revenues  from  a new  part  of  its  business, telemarketing services, came in below expectations. Anytime a company's accelerating growth begins to wane, we consider it a candidate for sale. Thus, HA-LO was sold and the proceeds redeployed in new positions we think are in a better position to sustain their earnings and revenue growth.

WHAT ARE SOME OF THOSE NEW POSITIONS, AND WHY DID YOU CHOOSE THEM?

     Jabil Circuit is one. This firm is a contract manufacturer of circuit boards for personal computers and telecommunications equipment. To continue to reduce costs, computer manufacturers like Dell or equipment makers like

[left margin]

TOP TEN HOLDINGS
                                                % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            4/30/99            10/31/98
PINNACLE SYSTEMS, INC.                       5.0%                4.7%
GEMSTAR INTERNATIONAL
     GROUP LTD.                              4.6%                1.1%
CSG SYSTEMS
     INTERNATIONAL, INC.                     2.7%                1.6%
HARMONIC
     LIGHTWAVES, INC.                        2.6%                 --
VITESSE
     SEMICONDUCTOR CORP.                     2.3%                1.6%
CONMED CORP.                                 2.3%                2.4%
DII GROUP, INC.                              1.9%                0.6%
CHIREX INC.                                  1.7%                 --
INKTOMI CORP.                                1.6%                 --
C-COR ELECTRONICS                            1.6%                 --

TOP FIVE INDUSTRIES
                                               % OF FUND INVESTMENTS
                                              AS OF             AS OF
                                            4/30/99            10/31/98
ELECTRICAL & ELECTRONIC
     COMPONENTS                              16.2%               7.5%
COMPUTER SOFTWARE
     & SERVICES                              12.9%               8.3%
BUSINESS SERVICES
     & SUPPLIES                              10.3%              17.7%
COMMUNICATIONS
     EQUIPMENT                                8.6%               4.9%
MEDICAL EQUIPMENT
     & SUPPLIES                               5.9%               4.6%


6   1-800-345-2021


New Opportunities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Hewlett-Packard are outsourcing manufacturing and assembly functions to firms like Jabil that specialize in doing so inexpensively and efficiently. Advanced Energy Industries is another good growth story in the outsourcing area. The company makes the specialized power supplies that are a critical component in equipment used to manufacture computer chips.

     U.S. Foodservice, the nation's second-largest distributor of food and related products to restaurants, hotels, cafeterias and sporting events, has been the fastest-growing distributor in its industry. Since the company went public in 1994, it has increased its sales at a compound annual growth rate of 52%. This firm not only does the basics of its business well, it has proven to be expert at acquiring smaller regional distributors and integrating them smoothly into its operations.

     ChiRex, Inc. is another firm we're optimistic about. This is an outsourcing company that provides an extensive range of services to pharmaceutical companies, including research and development, and chemical manufacturing. Larger drug firms turn to ChiRex to reduce the cost and time associated with bringing new drugs to market.

     One of our new Internet stocks is Inktomi Corp., which develops software used by Internet service providers to increase the capacity of their networks. Its applications include the world's largest Internet search engines.

WHAT IS YOUR OUTLOOK FOR THE  REST OF THE YEAR?

     In our last report to you, which covered a dismal 12-month period for shares of small and midsized companies, we said it would be hard for investors to keep ignoring the attractive valuations in those parts of the market. It has been our view that many well-managed, successful smaller firms were being completely ignored by investors. In fact, the disparity in returns between the largest and smallest companies in calendar year 1998 alone was more than 40% (large-cap up 28%, small-cap down 15%) -- the greatest gap in more than 25 years.

     That trend continued in early 1999 as investors focused their enthusiasm and cash flow on a narrow list of America's largest and most rapidly growing businesses. In April, however, market sentiment began to shift in favor of both smaller firms and those with more economic sensitivity. This short period of improved performance pales against the underperformance these issues have experienced since 1995, but it is a welcome and favorable turn for the better.

[right margin]

"THIS SHORT PERIOD OF IMPROVED PERFORMANCE PALES AGAINST THE UNDERPERFORMANCE THESE ISSUES HAVE EXPERIENCED SINCE 1995, BUT IT IS A WELCOME AND FAVORABLE TURN FOR THE BETTER."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF APRIL 30, 1999
Common Stocks                 99%
Temporary Cash Investments     1%

AS OF OCTOBER 31, 1998
Common Stocks                 93%
Temporary Cash Investments     7%


                                                    www.americancentury.com   7


New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
================================================================================

COMMON STOCKS--99.0%

AEROSPACE & DEFENSE--3.1%
                  32,300   Alliant Techsystems Inc.(1)          $        2,645
                  64,700   Aviation Sales Co.(1)                         2,588
                  47,400   Avondale Industries, Inc.(1)                  1,465
                  49,200   Newport News Shipbuilding Inc.                1,288
                                                                  -------------
                                                                         7,986
                                                                  -------------
AUTOMOBILES & AUTO PARTS--1.8%
                 110,200   Coachmen Industries, Inc.                     2,080
                  97,900   National R.V. Holdings, Inc.(1)               2,533
                                                                  -------------
                                                                         4,613
                                                                  -------------
BIOTECHNOLOGY--2.1%
                 153,600   Duramed Pharmaceuticals, Inc.(1)              1,387
                  38,200   IDEC Pharmaceuticals Corp.(1)                 1,934
                  28,000   QIAGEN N.V. New York Shares(1)                2,041
                                                                  -------------
                                                                         5,362
                                                                  -------------
BROADCASTING & MEDIA--1.4%
                  61,600   Metro Networks, Inc.(1)                       2,787
                  22,600   Westwood One, Inc.(1)                           774
                                                                  -------------
                                                                         3,561
                                                                  -------------
BUILDING & HOME IMPROVEMENTS--1.1%
                  71,100   Elcor Corp.                                   2,746
                                                                  -------------
BUSINESS SERVICES & SUPPLIES--10.3%
                  67,800   ABM Industries Inc.                           2,059
                 103,000   ABR Information Services, Inc.(1)             1,809
                 136,200   Acxiom Corp.(1)                               3,431
                 176,500   CSG Systems International, Inc.(1)            6,850
                  37,500   Express Scripts, Inc. Cl A(1)                 2,763
                  51,700   Kroll--O'Gara Company(1)                      1,239
                  48,100   MAXIMUS, Inc.(1)                              1,251
                  47,100   Modem Media . Poppe Tyson, Inc.(1)            1,654
                  98,595   Nova Corp.(1)                                 2,563
                  95,500   Professional Detailing, Inc.(1)               2,793
                   8,300   Sykes Enterprises, Inc.(1)                      171
                                                                  -------------
                                                                        26,583
                                                                  -------------
COMMUNICATIONS EQUIPMENT--8.5%
                 165,500   C-COR Electronics, Inc.(1)                    4,003
                  43,100   Extreme Networks, Inc.(1)                     2,393
                  45,000   Gilat Satellite Networks Ltd.(1)              2,334
                 146,500   Harmonic Lightwaves, Inc.(1)                  6,666
                  90,000   Polycom, Inc.(1)                              2,202
                  76,200   Powerwave Technologies, Inc.(1)               2,317
                  52,300   Terayon Communication Systems, Inc.(1)        2,108
                                                                  -------------
                                                                        22,023
                                                                  -------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--12.9%
                  91,100   Advantage Learning Systems, Inc.(1)   $       2,408
                 108,000   AnswerThink Consulting Group, Inc.(1)         2,400
                  84,900   Excalibur Technologies Corp.(1)               1,329
                  34,000   Inktomi Corp.(1)                              4,078
                  49,800   Intraware, Inc.(1)                            1,520
                  21,700   Marimba, Inc.(1)                              1,320
                  23,100   MarketWatch.com, Inc.(1)                      1,650
                  26,000   MiningCo.com, Inc.(1)                         1,707
                  90,000   National Instruments Corp.(1)                 3,063
                  25,800   pcOrder.com, Inc.(1)                          1,584
                 136,200   Proxicom, Inc.(1)                             3,035
                  44,500   QRS Corp.(1)                                  2,439
                 107,600   Rational Software Corp.(1)                    3,194
                  54,200   Sapient Corp.(1)                              3,408
                                                                  -------------
                                                                        33,135
                                                                  -------------

CONSTRUCTION & PROPERTY
DEVELOPMENT--1.1%
                 148,300   Insituform Technologies, Inc. Cl A(1)         2,869
                                                                  -------------
CONSUMER PRODUCTS--1.3%
                  35,700   Chattem, Inc.(1)                              1,393
                 139,200   Helen of Troy Ltd.(1)                         1,944
                                                                  -------------
                                                                         3,337
                                                                  -------------
DIVERSIFIED COMPANIES--0.5%
                  82,600   GP Strategies Corp.(1)                        1,270
                                                                  -------------
ELECTRICAL & ELECTRONIC
COMPONENTS--16.1%
                 143,600   Advanced Energy Industries, Inc.(1)           3,998
                 192,400   Aeroflex Inc.(1)                              2,814
                 156,900   DII Group, Inc.(1)                            4,874
                  28,900   Hi/fn, Inc.(1)                                1,563
                  75,400   Jabil Circuit, Inc.(1)                        3,511
                  51,000   Optical Coating Laboratory, Inc.              3,127
                 238,100   Pinnacle Systems, Inc.(1)                    12,948
                  22,000   Uniphase Corp.(1)                             2,666
                 128,000   Vitesse Semiconductor Corp.(1)                5,956
                                                                  -------------
                                                                        41,457
                                                                  -------------
FINANCIAL SERVICES--0.2%
                  41,400   Actrade International, Ltd.(1)                  524
                                                                  -------------
FOOD & BEVERAGE--3.8%
                  95,400   American Italian Pasta Co. Cl A(1)             2,564
                  89,300   Performance Food Group Co.(1)                  2,378
                  35,700   Suiza Foods Corp.(1)                           1,341
                  86,000   U.S. Foodservice, Inc.(1)                      3,617
                                                                  -------------
                                                                          9,900
                                                                  -------------

                                              See Notes to Financial Statements


8   1-800-345-2021


New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

HEALTHCARE--1.4%
                 123,100   Hooper Holmes, Inc.                   $        1,962
                  69,400   Province Healthcare Co.(1)                     1,538
                                                                  -------------
                                                                          3,500
                                                                  -------------
INSURANCE--0.6%
                  25,000   Blanch (E.W.) Holdings, Inc.                   1,472
                                                                  -------------
LEISURE--5.7%
                 112,200   Gemstar International Group Ltd.(1)           11,806
                  26,300   International Speedway Corp. Cl A              1,364
                  36,800   Speedway Motorsports, Inc.(1)                  1,596
                                                                  -------------
                                                                         14,766
                                                                  -------------
MACHINERY & EQUIPMENT--2.9%
                 166,100   Brooks Automation, Inc.(1)                     3,582
                  43,600   Electro Scientific Industries, Inc.(1)         1,666
                  87,900   PRI Automation, Inc.(1)                        2,187
                                                                  -------------
                                                                          7,435
                                                                  -------------
MEDICAL EQUIPMENT & SUPPLIES--5.9%
                  42,800   Closure Medical Corp.(1)                       1,372
                 204,300   CONMED Corp.(1)                                5,906
                 104,000   KeraVision, Inc.(1)                              960
                  53,500   Novoste Corp.(1)                               1,184
                  71,100   Ocular Sciences, Inc.(1)                       2,175
                  32,900   Techne Corp.(1)                                  905
                  66,800   Xomed Surgical Products, Inc.(1)               2,783
                                                                  -------------
                                                                         15,285
                                                                  -------------
PHARMACEUTICALS--1.7%
                 168,400   ChiRex Inc.(1)                                 4,368
                                                                  -------------
RESTAURANTS--1.1%
                 116,200   PJ America, Inc.(1)                            2,709
                                                                  -------------
RETAIL (APPAREL)--2.6%
                  66,300   Chico's FAS, Inc.(1)                           1,670
                  45,200   Children's Place Retail
                              Stores, Inc. (The)(1)                       1,636
                 145,700   DM Management Co.(1)                           3,483
                                                                  -------------
                                                                          6,789
                                                                  -------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)--2.9%
                  88,000   Casey's General Stores, Inc.          $        1,174
                 110,000   Family Dollar Stores, Inc.                     2,654
                  63,600   Fred's, Inc.                                     739
                 153,700   Tuesday Morning Corp.(1)                       3,007
                                                                  -------------
                                                                          7,574
                                                                  -------------
RETAIL (SPECIALTY)--2.9%
                  54,800   Action Performance Cos. Inc.(1)                1,860
                 218,500   Sunglass Hut International, Inc.(1)            2,759
                 101,000   Tractor Supply Co.(1)                          2,784
                                                                  -------------
                                                                          7,403
                                                                  -------------
TELEPHONE COMMUNICATIONS--1.2%
                  35,000   Exodus Communications, Inc.(1)                 3,153
                                                                  -------------
TEXTILES & APPAREL--1.5%
                 111,300   Polymer Group, Inc.(1)                         1,155
                  43,650   Quiksilver, Inc.(1)                            1,159
                  30,700   Tarrant Apparel Group(1)                       1,454
                                                                  -------------
                                                                          3,768
                                                                  -------------
TRANSPORTATION--2.2%
                  73,600   Eagle USA Airfreight, Inc.(1)                  2,698
                 131,200   Forward Air Corp.(1)                           2,911
                                                                  -------------
                                                                          5,609
                                                                  -------------
WIRELESS COMMUNICATIONS--2.2%
                 149,600   American Tower Corp. Cl A(1)                   3,170
                  34,500   Crown Castle International Corp.(1)              658
                  93,500   Pinnacle Holdings Inc.(1)                      1,914
                                                                  -------------
                                                                          5,742
                                                                  -------------
TOTAL COMMON STOCKS                                                     254,939
                                                                  -------------
   (Cost $191,113)

TEMPORARY CASH INVESTMENTS--1.0%
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.84%, dated 4/30/99,
       due 5/3/99 (Delivery value $2,701)                                 2,700
                                                                  -------------
   (Cost $2,700)

TOTAL INVESTMENT SECURITIES--100.0%                              $      257,639
                                                                  =============
   (Cost $193,813)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                    www.americancentury.com   9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

ASSETS                                   (In Thousands Except Per Share Amounts)

Investment  securities,  at value
(identified cost of $193,813) (Note 3) ........................       $ 257,639
Cash ..........................................................             678
Receivable for investments sold ...............................           9,934
Dividends and interest receivable .............................              19
                                                                      ---------
                                                                        268,270
                                                                      ---------
LIABILITIES
Payable for investments purchased .............................           8,040

Accrued management fees (Note 2) ..............................             317
                                                                      ---------
                                                                          8,357
                                                                      ---------

Net Assets ....................................................       $ 259,913
                                                                      =========

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ....................................................         100,000
                                                                      =========
Outstanding ...................................................          41,048
                                                                      =========


Net Asset Value Per Share .....................................       $    6.33
                                                                      =========

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .......................       $ 191,828
Net investment loss ...........................................          (1,533)
Accumulated undistributed net realized gain on
   investment transactions ....................................           5,792
Net unrealized appreciation on investments (Note 3) ...........          63,826
                                                                      ---------
                                                                      $ 259,913
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


10   1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT LOSS                                                   (In Thousands)
Income:
Interest .......................................................       $    203
Dividends ......................................................             82
                                                                       --------
                                                                            285
                                                                       --------
Expenses (Note 2):
Management fees ................................................          1,817
Directors' fees and expenses ...................................              1
                                                                       --------
                                                                          1,818
                                                                       --------

Net investment loss ............................................         (1,533)
                                                                       --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...............................         19,500
Change in net unrealized appreciation on investments ...........         49,453
                                                                       --------


Net realized and unrealized gain on investments ................         68,953
                                                                       --------


Net Increase in Net Assets Resulting from Operations ...........       $ 67,420
                                                                       ========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                   www.americancentury.com   11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1998

Increase (Decrease) in Net Assets                         1999            1998

OPERATIONS                                            (In Thousands)
Net investment loss ............................      $  (1,533)      $  (2,780)
Net realized gain (loss) on investments ........         19,500          (9,957)
Change in net unrealized appreciation
   on investments ..............................         49,453         (12,322)
                                                      ---------       ---------
Net increase (decrease) in net assets
   resulting from operations ...................         67,420         (25,059)
                                                      ---------       ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................         14,578          45,749
Payments for shares redeemed ...................        (35,576)        (38,465)
                                                      ---------       ---------
Net increase (decrease) in net assets
   from capital share transactions .............        (20,998)          7,284
                                                      ---------       ---------

Net increase (decrease) in net assets ..........         46,422         (17,775)

NET ASSETS
Beginning of period ............................        213,491         231,266
                                                      ---------       ---------
End of period ..................................      $ 259,913       $ 213,491
                                                      =========       =========
Net investment loss ............................      $  (1,533)           --
                                                      =========       =========

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................          2,602           8,852
Redeemed .......................................         (6,351)         (7,584)
                                                      ---------       ---------
Net increase (decrease) ........................         (3,749)          1,268
                                                      =========       =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


12   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. New Opportunities Fund (the fund) is one of the thirteen series of funds issued by the corporation. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at April 30, 1999.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At October 31, 1998, accumulated net realized capital loss carryovers of $12,821,908 (expiring 2005 through 2006) may be used to offset future taxable gains.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                   www.americancentury.com   13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $195,885,434 and $205,805,595, respectively.

     As of April 30, 1999, accumulated net unrealized appreciation was $63,402,475, based on the aggregate cost of investments for federal income tax purposes of $194,236,098, which consisted of unrealized appreciation of $67,490,116 and unrealized depreciation of $4,087,641.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through April 30, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

   The following name change became effective March 1, 1999.
               NEW NAME                        FORMER NAME
   FUND:       New Opportunities Fund          American Century -- Twentieth
                                                Century New Opportunities Fund


14   1-800-345-2021


New Opportunities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                         1999(1)              1998          1997(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period ................$      4.77        $      5.31     $      5.00
                                                     -----------        -----------     -----------
Income From Investment Operations
  Net Investment Loss ...............................      (0.04)             (0.06)          (0.04)
  Net Realized and Unrealized Gain (Loss)
   on Investment Transactions .......................       1.60              (0.48)           0.35
                                                     -----------        -----------     -----------
  Total From Investment Operations ..................       1.56              (0.54)           0.31
                                                     -----------        -----------     -----------
Net Asset Value, End of Period ......................$      6.33        $      4.77     $      5.31
                                                     ===========        ===========     ===========
  Total Return(3) ...................................      32.70%            (10.17)%          6.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...       1.50%(4)           1.50%           1.49%(4)
Ratio of Net Investment Loss to Average Net Assets ..     (1.27)%(4)         (1.16)%         (1.09)%(4)
Portfolio Turnover Rate .............................         83%               147%            118%
Net Assets, End of Period (in thousands) ............$   259,913        $   213,491     $   231,266

(1)  Six months ended April 30, 1999 (unaudited).

(2)  December 26, 1996 (inception) through October 31, 1997.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:
* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                  www.americancentury.com   15


Retirement Account Information
--------------------------------------------------------------------------------

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16   1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

     American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios, and, in general, share other characteristics with value-style stocks.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS
NEW OPPORTUNITIES
     CHRIS BOYD, CFA
     JOHN SEITZER, CFA


                                                   www.americancentury.com   17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE  CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks


18   1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

of high-tech, healthcare, and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                   www.americancentury.com   19


Notes
--------------------------------------------------------------------------------


20   1-800-345-2021


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9906                                                   Funds Distributor, Inc.
SH-BKT-16620                     (c)1999 American Century Services Corporation

[front cover]

                                                                 APRIL 30, 1999

SEMIANNUAL REPORT
AMERICAN CENTURY

[graphic of stairs]

TAX-MANAGED VALUE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century



[inside front cover]

Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

WHAT'S NEW...

   Our new fund guide, INVESTING WITH AMERICAN CENTURY, will help you navigate through our selection of funds. This helpful booklet includes information about risk levels, objectives, investment styles and strategies.

   AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

   FUND PROFILES are now available for many American Century funds when you request information about a fund. Profiles are short pamphlets that follow a standard SEC format and are intended to help you easily compare our funds with other companies' funds. When you invest you will receive a full prospectus, which contains more detailed information about your new fund.

   To order any of these materials, please call 1-800-345-2021.

[left margin]

TAX-MANAGED VALUE
 (ACTIX)
-------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     We would like to begin by welcoming new investors to American Century Tax-Managed Value Fund. Tax-Managed Value opened on March 31, 1999, and so had only one month of performance on record when the first half of its fiscal year ended on April 30. But what a month it was. Earlier in the year, the difference between the performance of value and growth stocks had widened to historic proportions: Value stocks had never been cheaper relative to growth. But during April, value stocks raced ahead, along with the stocks of large, economically sensitive industrial companies, while growth stocks floundered.

     Given the popular pessimism about value investing and the bargains our portfolio team is finding, we remain firm believers that the value discipline will perform competitively over time. In the case of Tax-Managed Value, the fund will be helped along by its strategy of carefully managing the tax consequences of investments.

     At American Century, our focus continues to be on making it easier to do business with us and on helping our investors reach their financial goals. Recently, we consolidated all our funds under the American Century name. We believe the American Century nameplate makes it simpler for you to identify your funds.

     We have also reclassified our entire family of 71 funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     We have also continued to expand the American Century investment team, which has doubled in the last three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group.

     Finally, we've redesigned and enhanced our Web site, www.americancentury.com. There you'll find daily fund information, including performance and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer


[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

TAX-MANAGED VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
   Financial Highlights ...................................................   15

FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ..........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
     in Net Assets ........................................................   12
   Notes to Financial
     Statements ...........................................................   13

OTHER INFORMATION
   Share Class and Retirement
     Account Information ..................................................   16
   Background Information
     Investment Philosophy
       and Policies .......................................................   17
     Comparative Indices ..................................................   17
     Portfolio Managers ...................................................   17
   Glossary ...............................................................   18

[end right margin]


                                               www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Tax-Managed Value opened on March 31, 1999. April proved to be one of the strongest we've seen for the value discipline.

* Stocks drew support from an extraordinary economy. The United States is experiencing the longest economic expansion in 50 years. Unemployment, inflation, and interest rates are as low as they have been in decades.

* The Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite all reached record highs. However, their performance masked a mid-year 1998 market correction, which ended when the Federal Reserve lowered interest rates three times to stabilize global markets.

* Until April, value stocks were lagging growth stocks and were as cheap as they had ever been compared to growth stocks. Our investment teams found many "must own" opportunities, especially among small- and mid-cap companies.

TAX-MANAGED VALUE

* For its first four weeks in operation, Tax-Managed Value posted a 10.20% return. It outperformed its benchmark, the S&P 500/BARRA Value Index, which gained 8.62% in the same time frame. The S&P 500 Index returned 3.79%.

* Strong individual stock selection helped boost performance. A marked shift in investor preference from growth stocks to value stocks occurred in early April, which also added to returns.

* Tax-Managed Value's substantial stake in integrated energy companies was beneficial, as this sector benefited from a strong rebound in oil and gas prices. Financial services firms and banks, which also represented a significant fund stake, also performed well in April.

* Selected holdings in the computer and telecommunications industries dampened performance.


[left margin]

                               TAX-MANAGED VALUE
                                    (ACTIX)

       TOTAL RETURN:                               AS OF 4/30/99
          Since Inception                                10.20%*
       INCEPTION DATE:                                   3/31/99

       NET ASSETS:                                 $39.9 million

"STRONG INDIVIDUAL STOCK SELECTION HELPED BOOST PERFORMANCE. A MARKED SHIFT IN INVESTOR PREFERENCE FROM GROWTH STOCKS TO VALUE STOCKS OCCURRED IN EARLY APRIL, WHICH ALSO ADDED TO RETURNS."

*Not annualized.

Investment terms are defined in the Glossary on pages 18-19.

[end left margin]


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

BEHIND THE NUMBERS

     American Century Tax-Managed Value Fund opened on March 31, 1999, and had only one month under its belt when the first half of its fiscal year ended on April 30. Even so, that month proved to be one of the strongest we've seen for the value discipline. The Standard & Poor's 500/BARRA Value Index, which is the fund's benchmark, gained just 2.85% in the first three months of 1999, then jumped 8.62% in April. This set the stage for an impressive debut for Tax-Managed Value.

     Until the beginning of April, value stocks were lagging growth stocks. If you look at the most popular stock averages over the previous six months, however, the market was robust. The Standard & Poor's 500 Index was up 22.31%, the NASDAQ Composite, powered by technology and Internet stocks, gained a whopping 43.54%, and the Dow Jones 30 Industrials rose 26.62%. All three scored record highs, and the Dow Jones Industrials crossed 10,000 for the first time ever.

     Not in the numbers was the sharp correction in mid-1998, which ended only when the Federal Reserve Board lowered interest rates three times in rapid succession and successfully stabilized global markets that were reeling from economic crises in Asia, Latin America, and Russia. Also hidden in the numbers was the market's narrow leadership, which was confined much of the time to a relative handful of large growth stocks.

A POWERFUL ECONOMY

     Stocks drew support from an extraordinary economy.

     We are experiencing the longest economic expansion in fifty years. Unemployment, inflation, and interest rates are as low as they have been in a generation. U.S. consumers, who drive two-thirds of the growth in domestic goods and services, remain confident. Our gross domestic product grew at an average annual rate of 6.1% in the fourth calendar quarter of 1998 and an estimated 4.1% during the first quarter of 1999. This pace would have been considered much too fast before technology revolutionized the workplace, and expanded global competition and manufacturing capacity reined in prices. Our powerful economy goes a long way toward explaining our robust markets.

VALUE INVESTORS TAKE NOTE

     Until April, conservative investors had not been well-paid for several years. Earlier in the year, value stocks were as cheap as they had ever been relative to growth stocks. We were finding many compelling value opportunities, especially among small and midsize companies. Historically, the value investment style has held its own against growth. We believe returns on value stocks would prove very competitive, and April may be the first step in confirming that conviction.


[right margin]

"WE ARE EXPERIENCING THE LONGEST ECONOMIC EXPANSION IN 50 YEARS. UNEMPLOYMENT, INFLATION, AND INTEREST RATES ARE AS LOW AS THEY HAVE BEEN IN A GENERATION."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1999

S&P 500/BARRA VALUE                        21.15%
S&P MIDCAP 400/BARRA VALUE                  7.80%
S&P SMALLCAP 600/BARRA VALUE                6.55%

Sources: Lipper Inc. and Russell/Mellon Analytical

These   indices   represent   the   performance   of   large-,   medium-  ,  and
small-capitalization value stocks.


MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1999

[data for line chart]
                   S&P 500/       S&P MidCap 400/     S&P SmallCap 600/
                 BARRA Value        BARRA Value          BARRA Value
10/31/98            $1.00              $1.00                $1.00
11/30/98            $1.05              $1.02                $1.04
12/31/98            $1.09              $1.07                $1.08
1/31/99             $1.11              $1.01                $1.07
2/28/99             $1.09              $0.96                $0.98
3/31/99             $1.12              $0.98                $0.98
4/30/99             $1.21              $1.08                $1.07

Value on 4/30/99
S&P 500/BARRA Value             $1.21
S&P MidCap 400/BARRA Value      $1.08
S&P SmallCap 600/BARRA Value    $1.07

[end right margin]


                                               www.americancentury.com     3


Tax-Managed Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                                     INVESTOR CLASS (INCEPTION 3/31/99)
                                TAX-MANAGED VALUE        S&P 500/BARRA VALUE
LIFE OF FUND(*)                       10.20%                     8.62%

* Returns for periods less than one year are not annualized.
See pages 17-19 for information about the S&P 500/BARRA Value Index and returns.

[line chart - data below]
GROWTH OF $10,000 OVER LIFE OF FUND

Value on 4/30/99
Tax-Managed Value     $11,020
S&P 500/BARRA Value   $10,862

$10,000 investment made 3/31/99

[data for mountain chart]

                Tax-Managed Value      S&P 500/BARRA Value
3/31/99             $10,000                  $10,000
4/30/99             $11,020                  $10,816

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500/BARRA Value Index is provided for comparison. Tax-Managed Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500/BARRA Value Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


4      1-800-345-2021


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------

[photo of Mark Mallon and Charles Ritter]
Mark Mallon and Charles Ritter, portfolio managers on the Tax-Managed Value investment team

     An interview with Mark Mallon and Charles Ritter, portfolio managers on the Tax-Managed Value investment team.

TAX-MANAGED VALUE OPENED ON MARCH 31, 1999. BECAUSE THIS IS THE FIRST REPORT TO INVESTORS, WILL YOU TELL US ABOUT TAX-MANAGED VALUE'S OBJECTIVES AND HOW IT IS MANAGED?

     Yes, but first, we'd like to welcome investors to Tax-Managed Value.

     As anyone who has invested in the stock market in recent years knows, its growth has been nothing short of phenomenal. That's good for investors, of course, but unfortunately, the downside of strong equity gains is the taxes investors have to pay on them.

     Tax-Managed Value pursues long-term growth, but as its name implies, it attempts to minimize taxable distributions--which are largely based on the gains realized by selling stocks that have appreciated in price. We use several strategies in an effort to keep taxes at a minimum.

     Like other value-oriented managers, we look for well-managed companies whose stocks we believe are undervalued due to temporary factors. However, we look specifically for medium to large-sized companies we believe we can hold for long periods of time. Holding investments for longer periods keeps portfolio turnover low, which helps us minimize realized capital gains. When we do sell a portion of a particular holding, we typically sell those shares that were bought at the highest price.

     We may also try to minimize net realized capital gains by selling securities to realize capital losses (realized capital losses offset realized capital gains, which reduces distributions to shareholders). Finally, whenever we can, we try to minimize taxable dividend income by investing in stocks with lower dividend yields.

HOW HAS TAX-MANAGED VALUE PERFORMED SINCE ITS INCEPTION?

     The fund is off to an outstanding start. Tax-Managed Value's life-of-fund return as of April 30, 1999, was 10.20%. It outperformed its benchmark, the S&P 500/BARRA Value Index, which posted an 8.62% gain for the same period, and also performed better than the broader market; the S&P 500 returned 3.79%.

WHAT MARKET FACTORS CONTRIBUTED TO PERFORMANCE?

     As mentioned earlier, the market has been exceptionally strong for some time. The growth investment style also has performed better than the value style in recent years. Until very recently, market leadership has been concentrated in a handful of large, rapidly


[right margin]

"LIKE OTHER VALUE-ORIENTED MANAGERS, WE LOOK FOR WELL-MANAGED COMPANIES WHOSE STOCKS WE BELIEVE ARE UNDERVALUED DUE TO TEMPORARY FACTORS. HOWEVER, WE LOOK SPECIFICALLY FOR MEDIUM TO LARGE-SIZED COMPANIES WE BELIEVE WE CAN HOLD FOR LONG PERIODS OF TIME."

PORTFOLIO AT A GLANCE

                                         4/30/99
NO. OF COMPANIES                           84
MEDIAN P/E RATIO                          18.9
MEDIAN MARKET CAPITALIZATION             $23.4
                                        BILLION
PORTFOLIO TURNOVER                        1%(1)
EXPENSE RATIO                          1.10%(2)

(1)  From 3/31/99 to 4/30/99.
(2)  Annualized.

Investment terms are defined in the Glossary on pages 18-19.

[end right margin]


                                                 www.americancentury.com
5


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

growing companies. However, the markets are cyclical, and a marked rotation to value began in April, which coincided with Tax-Managed Value's launch and helped its performance right out of the gate.

     Strong individual stock selection also played a role. We'd like to stress that we're not just looking for inexpensive stocks--we're looking for companies with good fundamental prospects that are trading below their fair value. A stock's fair value depends upon various factors--its balance sheet, growth prospects, and earnings stability, among others. We are not trying to buy the lowest-priced stocks. Instead, we are looking for companies that are attractively priced relative to their fair value. In other words, we want Cadillacs--but at Buick prices--as well as Pontiacs at Chevy prices.

WHICH INDUSTRIES OR COMPANIES ADDED THE MOST TO RETURNS?

     We benefited from excellent growth in integrated energy companies and our holdings in the banking and financial services sector, all of which were among Tax-Managed Value's largest industry weightings.

     Energy companies fared well, thanks to both a strong rebound in oil and gas prices that began in February and a wave of mergers within the energy industry. Exxon, Royal Dutch Petroleum, and a slightly smaller holding, Mobil, at 1.7% of investments, were three energy names that contributed to returns. Tax-Managed Value's stake in energy companies represented nearly 12% of investments at April 30.

     The financial services and banking industries also performed well in April. Although this sector struggled in late 1998 due to ongoing anxiety about economic turmoil in Asia and Latin America, we built a significant position, focusing primarily on big-name money centers, such as Citigroup, and also on smaller regional banks. All of these benefited from strong consumer loan growth in early 1999. Financial services companies and banks together represented nearly 20% of holdings at April 30.

     We also fared well in chemical companies. Air Products & Chemicals and Minnesota Mining & Manufacturing (3M), which together represented nearly 3% of investments, were great performers in April. These companies make products where demand is economically sensitive. Chemical stocks in general had been under pressure due to investor concerns about the sustainability of global economic growth, and we obtained both companies at attractive prices. In April, investors became increasingly confident that the worst of the economic turmoil in Asia and Latin America was over, and that economic growth was stronger in the cyclical sectors than previously anticipated.

WHICH HOLDINGS DAMPENED RETURNS?

     Our worst-performing holding was Compaq Computer Corp. It's a leading maker of personal computers that has recently acquired computer systems makers. However, its stock price dropped following a disappointing earnings report and the company's announcement that it was looking for a new chief executive officer. We sold this stock in early May for tax purposes.


[left margin]

". . .WE'RE NOT JUST LOOKING FOR INEXPENSIVE STOCKS--WE'RE LOOKING FOR COMPANIES WITH GOOD FUNDAMENTAL PROSPECTS THAT ARE TRADING BELOW THEIR FAIR VALUE."

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                                        AS OF
                                       4/30/99
EXXON CORP.                              3.6%
AT&T CORP.                               3.3%
CITIGROUP INC.                           3.2%
FORD MOTOR CO.                           2.5%
BANKAMERICA CORP.                        2.3%
ROYAL DUTCH PETROLEUM CO.                2.2%
BELL ATLANTIC CORP.                      2.2%
BANC ONE CORP.                           2.1%
GTE CORP.                                1.9%
FIRST UNION CORP.                        1.8%

TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                                        AS OF
                                       4/30/99
BANKING                                 14.2%
ENERGY
   (PRODUCTION & MARKETING)             12.0%
TELEPHONE COMMUNICATIONS                 9.2%
UTILITIES                                6.0%
INSURANCE                                5.3%

[end left margin]


6      1-800-345-2021


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Another stock that stumbled a bit was AT&T. As the major carriers of electronic commerce, telecommunications companies have benefited enormously from continued robust growth in the Internet. However, in April, AT&T announced a complex bid to buy MediaOne Group, a cable and media concern. While the overall strategy of AT&T made sense, the market initially reacted negatively due to fears that AT&T would enter a bidding war for MediaOne. Such fears proved unfounded, however, and AT&T appears better positioned to prosper going forward.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING?

     It's too early to determine if the recent rotation to value is a temporary shift or, as we hope, a true "changing of the guard." Certainly, we are due for a change in leadership. In any case, we will continue to focus on finding companies that are financially and fundamentally sound--but whose stock prices are temporarily depressed. The good news is that we are finding an abundance of well-established, high-quality companies that are available at attractive prices, which has enabled us to build a portfolio that should provide good prospects for appreciation.


[right margin]

"THE GOOD NEWS IS THAT WE ARE FINDING AN ABUNDANCE OF WELL-ESTABLISHED, HIGH-QUALITY COMPANIES THAT ARE AVAILABLE AT ATTRACTIVE PRICES, WHICH HAS ENABLED US TO BUILD A PORTFOLIO THAT SHOULD PROVIDE GOOD PROSPECTS FOR APPRECIATION."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF APRIL 30, 1999

[data for pie chart]

Temporary Cash Investments - 3%
Common Stocks - 97%

[end right margin]


                                               www.americancentury.com         7


Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS-97.2%

AEROSPACE & DEFENSE--2.4%

        13,600   Boeing Co.                                      $   552,500
         9,500   Lockheed Martin Corp.                               409,094
                                                              ------------------
                                                                     961,594
                                                              ------------------

AIRLINES--0.6%
         4,500   US Airways Group Inc.(1)                            244,969
                                                              ------------------

AUTOMOBILES & AUTO PARTS--3.1%
        15,600   Ford Motor Co.                                      997,425
         2,500   General Motors Corp.                                222,344
                                                              ------------------
                                                                   1,219,769
                                                              ------------------

BANKING--14.2%
        14,000   Banc One Corp.                                      826,000
        13,000   BankAmerica Corp.                                   936,000
         4,500   Chase Manhattan Corp.                               372,375
        17,000   Citigroup Inc.                                    1,279,250
        13,100   First Union Corp.                                   725,413
        13,400   Fleet Financial Group, Inc.                         577,038
         7,400   National City Corp.                                 530,950
         9,500   Summit Bancorp.                                     402,563
                                                              ------------------
                                                                   5,649,589
                                                              ------------------

BROADCASTING & MEDIA--2.1%
         2,700   MediaOne Group Inc.(1)                              220,219
         8,800   Time Warner Inc.                                    616,000
                                                              ------------------
                                                                     836,219
                                                              ------------------

CHEMICALS & RESINS--5.0%

        10,300   Air Products and Chemicals, Inc.                    484,100
         2,800   du Pont (E.I.) de Nemours & Co.                     197,750
         3,300   FMC Corp.(1)                                        214,500
         5,500   International Flavors & Fragrances Inc.             217,250
         7,200   PPG Industries, Inc.                                467,550
        13,500   Sherwin-Williams Co.                                420,188
                                                              ------------------
                                                                   2,001,338
                                                              ------------------

COMMUNICATIONS EQUIPMENT--2.3%
        11,500   Harris Corp.                                        397,469
         2,400   Motorola, Inc.                                      192,300
         5,000   Northern Telecom Ltd.                               340,938
                                                              ------------------
                                                                     930,707
                                                              ------------------

COMPUTER SOFTWARE & SERVICES--1.8%
         8,000   Computer Associates International, Inc.             341,500
         7,200   Electronic Data Systems Corp.                       387,000
                                                              ------------------
                                                                     728,500
                                                              ------------------

COMPUTER SYSTEMS--3.0%
        22,000   Compaq Computer Corp.                               490,875
         9,100   Hewlett-Packard Co.                                 717,763
                                                              ------------------
                                                                   1,208,638
                                                              ------------------

Shares                                                              Value
--------------------------------------------------------------------------------

CONSUMER PRODUCTS--1.9%
        11,500   American Greetings Corp. Cl A                   $   301,156
         6,800   Whirlpool Corp.                                     451,350
                                                              ------------------
                                                                     752,506
                                                              ------------------

CONTROL & MEASUREMENT--1.6%
        10,000   Emerson Electric Co.                                645,000
                                                              ------------------

DIVERSIFIED COMPANIES--2.5%
        10,500   ITT Industries, Inc.                                378,000
         7,000   Minnesota Mining & Manufacturing Co.                623,000
                                                              ------------------
                                                                   1,001,000
                                                              ------------------

ELECTRICAL & ELECTRONIC COMPONENTS--0.5%
         1,800   Texas Instruments Inc.                              183,825
                                                              ------------------

ENERGY (PRODUCTION & MARKETING)--12.0%
         4,000   Chevron Corp.                                       399,000
        17,100   Exxon Corp.                                       1,420,360
         6,300   Mobil Corp.                                         659,925
         8,500   Phillips Petroleum Co.                              430,313
        15,100   Royal Dutch Petroleum Co.                           886,181
        11,000   Sunoco, Inc.                                        393,250
         3,700   Texaco Inc.                                         232,175
        12,100   USX-Marathon Group                                  378,125
                                                              ------------------
                                                                   4,799,329
                                                              ------------------

ENVIRONMENTAL SERVICES--1.1%
         7,600   Waste Management, Inc.                              429,400
                                                              ------------------

FINANCIAL SERVICES--4.8%
         6,000   Bear Stearns Companies Inc.                         279,750
         9,100   Countrywide Credit Industries, Inc.                 412,344
         6,400   Fannie Mae                                          454,000
         6,300   Franklin Resources, Inc.                            252,000
        10,400   Household International, Inc.                       523,250
                                                              ------------------
                                                                   1,921,344
                                                              ------------------

HEALTHCARE--2.9%
        17,600   Columbia/HCA Healthcare Corp.                       434,500
        22,000   Healthsouth Rehabilitation Corp.(1)                 295,625
         7,500   United HealthCare Corp.                             420,938
                                                              ------------------
                                                                   1,151,063
                                                              ------------------

INSURANCE--5.3%
        16,000   Allstate Corp.                                      582,000
         6,400   MBIA Inc.                                           430,400
         8,300   MGIC Investment Corp.                               403,069
         8,000   SAFECO Corp.                                        318,250
        11,300   Torchmark Corp.                                     386,319
                                                              ------------------
                                                                   2,120,038
                                                              ------------------

LEISURE--3.0%
        16,100   Disney (Walt) Co.                                   511,175
         9,000   Eastman Kodak Co.                                   671,625
                                                              ------------------
                                                                   1,182,800
                                                              ------------------

                                              See Notes to Financial Statements


8      1-800-345-2021


Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

MACHINERY & EQUIPMENT--1.8%
         8,100   Cooper Industries, Inc.                         $   391,838
         7,000   Parker-Hannifin Corp.                               328,563
                                                              ------------------
                                                                     720,401
                                                              ------------------

OFFICE EQUIPMENT & SUPPLIES--0.5%
         3,500   Xerox Corp.                                         205,625
                                                              ------------------

PACKAGING & CONTAINERS--0.8%
        10,000   Crown Cork & Seal Co., Inc.                         325,000
                                                              ------------------

PHARMACEUTICALS--1.0%
         8,500   Schering-Plough Corp.                               410,656
                                                              ------------------

PRINTING & PUBLISHING--2.9%
         9,000   Deluxe Corp.                                        311,625
         7,500   Knight-Ridder, Inc.                                 403,594
        12,200   New York Times Co. (The) Cl A                       420,900
                                                              ------------------
                                                                   1,136,119
                                                              ------------------

RESTAURANTS--0.5%
         4,500   McDonald's Corp.                                    190,688
                                                              ------------------

RETAIL (APPAREL)--0.7%
         9,000   Liz Claiborne, Inc.                                 297,563
                                                              ------------------

RETAIL (FOOD & DRUG)--1.0%
        19,000   Supervalu Inc.                                      396,625
                                                              ------------------

RETAIL (GENERAL MERCHANDISE)--2.2%
        12,000   Dillard's Inc. Cl A                                 332,250
        12,000   Sears, Roebuck & Co.                                552,000
                                                              ------------------
                                                                     884,250
                                                              ------------------

TELEPHONE COMMUNICATIONS--9.2%
        26,000   AT&T Corp.                                        1,313,000
        15,100   Bell Atlantic Corp.                                 870,138
         5,800   BellSouth Corp.                                     259,550
        11,100   GTE Corp.                                           743,006
         1,600   Sprint Corp.                                        164,100
         6,000   U S WEST Communications Group                       313,875
                                                              ------------------
                                                                   3,663,669
                                                              ------------------

Shares                                                              Value
--------------------------------------------------------------------------------

TOBACCO--0.5%
         5,800   Philip Morris Companies Inc.                    $   203,363
                                                              ------------------

UTILITIES--6.0%
        14,200   Baltimore Gas & Electric Co.                        399,375
         9,600   Dominion Resources, Inc. (Va.)                      394,800
        17,000   Edison International                                416,500
         7,000   FPL Group, Inc.                                     394,625
        10,500   NICOR Inc.                                          381,938
        15,000   Southern Co.                                        405,938
                                                              ------------------
                                                                   2,393,176
                                                              ------------------

TOTAL COMMON STOCKS                                               38,794,763
   (Cost $35,318,279)                                         ------------------

TEMPORARY CASH INVESTMENTS-2.8%
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.84%, dated 4/30/99,
       due 5/3/99 (Delivery value $1,100,444)                     1,100,000
                                                              ------------------
   (Cost $1,100,000)

TOTAL INVESTMENT SECURITIES-100.0%                              $39,894,763
                                                              ==================
   (Cost $36,418,279)

NOTES TO SCHEDULE OF INVESTMENTS
(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com  9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
   (identified cost of $36,418,279) (Note 3) .................    $  39,894,763
Cash .........................................................          294,234
Receivable for investments sold ..............................          189,213
Dividends and interest receivable ............................           40,720
                                                                  -------------
                                                                     40,418,930
                                                                  -------------

LIABILITIES
Payable for investments purchased ............................          535,056
Payable for management fees (Note 2) .........................           32,621
Payable for directors' fees and expenses .....................               32
                                                                  -------------
                                                                        567,709
                                                                  -------------
NET ASSETS ...................................................    $  39,851,221
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized--Investor Class ...................................      134,000,000
                                                                  =============
Outstanding--Investor Class ..................................        7,229,205
                                                                  =============
NET ASSET VALUE PER SHARE ....................................    $        5.51
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ......................    $  36,364,792
Undistributed net investment income ..........................           43,970
Accumulated net realized loss on investment transactions .....          (34,025)
Net unrealized appreciation on investments (Note 3) ..........        3,476,484
                                                                  -------------
                                                                  $  39,851,221
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

MARCH 31, 1999 (INCEPTION) THROUGH APRIL 30, 1999 (UNAUDITED)

INVESTMENT INCOME
INCOME:
Dividends ......................................................    $    46,006
Interest .......................................................         30,617
                                                                    -----------
                                                                         76,623
                                                                    -----------
EXPENSES (Note 2):
Management fees ................................................         32,621
Directors' fees and expenses ...................................             32
                                                                    -----------
                                                                         32,653
                                                                    -----------

NET INVESTMENT INCOME ..........................................         43,970
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ...............................        (34,025)
Change in net unrealized appreciation on investments ...........      3,476,484
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................      3,442,459
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $ 3,486,429
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                               www.americancentury.com     11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

MARCH 31, 1999 (INCEPTION) THROUGH APRIL 30, 1999 (UNAUDITED)

INCREASE IN NET ASSETS

OPERATIONS
Net investment income .........................................    $     43,970
Net realized loss on investment transactions ..................         (34,025)
Change in net unrealized appreciation on investments ..........       3,476,484
                                                                   ------------
Net increase in net assets resulting from operations ..........       3,486,429
                                                                   ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................................      36,665,059
Payments for shares redeemed ..................................        (300,267)
                                                                   ------------
Net increase in net assets from capital share transactions ....      36,364,792
                                                                   ------------

NET INCREASE IN NET ASSETS ....................................      39,851,221

NET ASSETS
Beginning of period ...........................................            --
                                                                   ------------
End of period .................................................    $ 39,851,221
                                                                   ============
Undistributed net investment income ...........................    $     43,970
                                                                   ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ..........................................................       7,285,892
Redeemed ......................................................         (56,687)
                                                                   ------------
Net increase ..................................................       7,229,205
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period
* distributions--income and gains distributed to shareholders
* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Tax-Managed Value Fund (the fund) is one of the thirteen series of funds issued by the corporation. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on shareholder returns. The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Investor Class commenced on March 31, 1999. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 1.10% for the Investor Class.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for the period March 31, 1999 through April 30, 1999, totaled $35,713,636. Sales of investment securities, excluding short-term investments, totaled $361,332.

     As  of  April  30,  1999,  accumulated  net  unrealized   appreciation  was
$3,476,484, which consisted of unrealized appreciation of $3,814,687 and unrealized depreciation of $338,203. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOAN

     The fund, along with certain other funds managed by ACIM, has entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period March 31, 1999 through April 30, 1999.


14      1-800-345-2021


Tax-Managed Value--Financial Highlights
--------------------------------------------------------------------------------

                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                     Investor
                                                                      1999(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................   $     5.00
                                                                  ----------
Income From Investment Operations
  Net Investment Income .......................................         0.01
  Net Realized and Unrealized Gain on Investment Transactions .         0.50
                                                                  ----------
  Total From Investment Operations ............................         0.51
                                                                  ----------
Net Asset Value, End of Period ................................   $     5.51
                                                                  ==========
  TOTAL RETURN(2) .............................................        10.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .............         1.10%(3)
Ratio of Net Investment Income to Average Net Assets ..........         1.43%(3)
Portfolio Turnover Rate .......................................            1%
Net Assets, End of Period (in thousands) ......................   $   39,851

(1)  March 31, 1999 (inception) through April 30, 1999 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                               www.americancentury.com     15


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     INSTITUTIONAL  CLASS  shares  are  available  to  endowments,  foundations, defined  benefit  pension  plans,  or  financial  intermediaries  serving  these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Tax-Managed Value is a general equity fund managed to provide growth over time with less volatility than more aggressive growth funds. The fund invests primarily in common stocks while attempting to minimize the impact of federal taxes on shareholder returns. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Once the management team understands why the stock's price is depressed, if the team believes the undervaluation is temporary, the stock may be purchased. Broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY TAX-MANAGED VALUE invests in the equity securities of medium to large companies that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low relative to where it typically has traded, it is a candidate for purchase. The managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, it is intended to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios, and in general, share other characteristics associated with value-style stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.


[right margin]

PORTFOLIO MANAGERS

TAX-MANAGED VALUE
     MARK MALLON, CFA
     CHARLES RITTER, CFA

[end right margin]


                                               www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE  CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

ratios. Examples can include the stocks of high-tech, healthcare, and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                www.americancentury.com    19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

www.americancentury.com

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUTUAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                   BULK RATE
P.O. Box 419200                                            U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                 AMERICAN CENTURY
www.americancentury.com                                        COMPANIES

9906                             Funds Distributor, Inc.
SH-BKT-16621                     (c)1999 American Century Services Corporation